UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12
AURIGA LABORATORIES, INC.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11:
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

AURIGA LABORATORIES, INC.

2029 Century Park East, Suite 1130
Los Angeles, California 90067

LETTER FROM THE CHAIRMAN

May 11, 2007

Dear Stockholder:

I am writing you today to invite you to attend our 2007 Annual Meeting of Stockholders, for stockholders of record on April 27, 2007, to be held on Friday, June 22, 2007 at 10 a.m. at the InterContinental Hotel, 2151 Avenue of the Stars, Los Angeles, CA 90067. At the Meeting, we expect to discuss many of the Company’s accomplishments during 2006, and some of the exciting developments that have already occurred in 2007 and others that we expect to happen during the balance of the year.

2006 was a year in which Auriga Laboratories reported significant growth and operational progress. In our first full year of operations, for the twelve months ended December 31, 2006, gross revenue totaled approximately $7.4 million, an increase of 96% from approximately $3.8 million reported for the period April 12, 2005 to December 31, 2005. More significantly, we began to build the infrastructure which we expect to support strong growth in 2007.

Already, we have begun to deliver on that potential. First quarter results, for the period ended March 31, 2007, were impressive. Gross revenue increased 179% to a record $8.9 million. We exceeded the Company’s guidance by $2.7 million. Our revenue more than quadrupled from the 2006 fourth quarter. The strong sales growth allowed us to report our first quarter of positive income from operations. While we were pleased with the results, we also positioned the Company for the future. Our sales force increased to 200 associates, up from 50 reported just one quarter earlier. This has helped us support the launch of several promising new products.

We recently launched Aquoral™ for the treatment of Xerostomia, or “dry mouth”, Zinx™ to dramatically reduce the duration and severity of common cold symptoms and Akurza™, our first dermatologic product, representing our entry into the $8 billion dermatology market. Aquoral™ also targets a large market, as Xerostomia is a condition affecting 25 million Americans.

We have ambitious, but highly achievable goals this year. We expect gross revenue to exceed $29 million in 2007, nearly four times what we achieved in 2006. We expect to do this through a sales force that should exceed 275 associates by the end of 2007, and the growing traction of our existing products as well as the introduction of several newly-branded prescription dermatology products. Already, with our first quarter results we are more than one-quarter of the way towards this target.

We thank you for your past and continued support. We remain committed to delivering shareholder value. In the short period of time since our inception, we have accomplished a great deal. We look forward to discussing these achievements with you at the Annual Meeting, and to sharing with you why we are so excited by our future.

Sincerely,

Philip S. Pesin,

Chairman and CEO

Forward-Looking Statements

The information contained herein includes forward-looking statements. These statements relate to future events or to the company’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to its operations, results of operations, growth strategy and liquidity. The company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Important factors that could cause actual results to differ materially from the company’s expectations include, but are not limited to, those factors that are disclosed under the heading “Risk Factors” and elsewhere in documents filed by the company from time to time with the United States Securities and Exchange Commission and other regulatory authorities. Statements regarding the company’s ability to increase its sales force and the success of such sales force in selling its products in light of competitive and other factors, the regulatory status and/or regulatory compliance of its products, the company’s ability to secure additional financing, its ability to sustain market acceptance for its products, its dependence on collaborators, the company’s ability to find and execute strategic transactions, its potential exposure to litigation, the company’s exposure to product liability claims, and the company’s prices, future revenues and income and cash flows and other statements that are not historical facts contain predictions, estimates and other forward-looking statements. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved and these statements will prove to be accurate. Important factors could cause actual results to differ materially from those included in the forward-looking statements.

AURIGA LABORATORIES, INC.
2029 Century Park East, Suite 1130
Los Angeles, California 90067
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 22, 2007
TO THE STOCKHOLDERS:
The Annual Meeting of Stockholders of Auriga Laboratories, Inc. will be held at the InterContinental Hotel, located at 2151 Avenue of the Stars, Los Angeles, California 90067, on Friday, June 22, 2007, at 10:00 a.m., local time, for the purpose of considering and voting upon:
1.	The election of five directors to serve on our Board of Directors, each for a term of one year, or until election and qualification of their respective successors;

2.	The approval of the Auriga Laboratories, Inc. 2007 Stock Option Plan;

3.	The ratification of our Audit Committee’s selection of Williams & Webster, P.S. as our independent registered public accounting firm for the 2007 fiscal year; and

4.	The transaction of any other business that is properly presented before the Annual Meeting of Stockholders or any adjournment or postponement thereof.
All holders of shares of our common stock, as of the close of business on April 27, 2007, are entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment or postponement thereof.
You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.
BY ORDER OF THE BOARD OF DIRECTORS,
ANDREW D. SHALES
Secretary
Los Angeles, California
May 11, 2007

 i

FORWARD-LOOKING STATEMENTS
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new products or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing.
Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The factors impacting these risks and uncertainties include, but are not limited to:
•	our ability to identify, develop or obtain, and introduce new products;

•	our ability to successfully conduct clinical and preclinical trials for our new products;

•	increased competitive pressures from existing competitors and new entrants;

•	adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;

•	our ability to obtain required regulatory approvals to develop and market our product candidates;

•	our ability to execute our development plan on time and on budget;

•	fluctuations in general economic conditions;

•	the loss of customers or sales weakness;

•	our inability to achieve future sales levels or other operating results;

•	the unavailability of funds for capital expenditures; and

•	the risk of product liability claims.
Forward-looking statements may include the words “may,” “could,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “desire,” “goal,” “should,” “objective,” “seek,” “plan,” “strive” or “anticipate,” as well as variations of such words or similar expressions, or the negatives of these words. These forward-looking statements present our estimates and assumptions only as of the date of this prospectus. Except for our ongoing obligation to disclose material information as required by the federal securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.
We caution readers not to place undue reliance on any such forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes will likely vary materially from those indicated. For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please refer to our Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission on March 30, 2007.
 iii

AURIGA LABORATORIES, INC.
2029 Century Park East, Suite 1130
Los Angeles, California 90067

PROXY STATEMENT
INFORMATION ABOUT OUR 2007 ANNUAL MEETING AND VOTING

GENERAL INFORMATION
We are providing these proxy materials in connection with the solicitation of proxies by our Board of Directors (“Board”), to be voted at our 2007 Annual Meeting of Stockholders (“Annual Meeting”). You are cordially invited to attend the Annual Meeting, which will be held on Friday, June 22, 2007, at 10:00 a.m., local time, at the InterContinental Hotel, located at 2151 Avenue of the Stars, Los Angeles, California 90067. The approximate mailing date of this proxy statement, notice and the accompanying proxy is May 11, 2007. Unless the context otherwise requires, the terms “we,” “us,” “our,” the “Company” or “Auriga” and similar expressions refer to Auriga Laboratories, Inc., a Delaware corporation, and its subsidiaries.
Company Overview
We are a specialty pharmaceutical company building an industry-changing, commission-based sales model. Our high-growth business model combines driving revenues through a variable-cost, commission-based sales structure, acquisition of proven brand names, introduction of new brands, and a strategic development pipeline, all of which are designed to enhance our growing direct relationships with physicians nationwide.
We are focused on delivering unique solutions for the respiratory, dermatology and psychiatry markets. Our product portfolio consists of our Aquoral™, Zinx™, Akurza™, Xyralid™, Extendryl® and Levall® product lines. Our Aquoral™ product line, which we launched in February 2007, is an FDA-cleared, prescription-only treatment for xerostomia, or the condition of dry mouth. Our Zinx™ products are indicated for relief of symptoms associated with the common cold and allergies. Our Extendryl® and Levall® families of prescription products are indicated for relief of symptoms associated with a range of acute respiratory diseases. Additionally, we expect to compete in the $5 billion dermatology marketplace with the introduction of seven newly-branded prescription dermatology products in 2007 using the trade names Akurza™ and Xyralid™.
An innovative, commission-only sales force structure allows us to retain a highly-motivated workforce at a minimal investment. By the end of 2007, we expect to have a total of 275 sales representatives. Our Extendryl®, Levall®, Zinx™ and Aquoral™ product lines are currently promoted by our 200-person sales team targeting allergists, pediatricians, psychiatrists, rheumatologists and select primary care physicians with high prescription volume, while our co-marketing partners will promote Aquoral™ to urologists and obstretical and gynecological specialists. Our new dermatology products, which we intend to introduce by mid-2007, will be promoted by our sales team targeting dermatologists with high prescription volume.

Our business strategy has two prongs: (i) acquire rights to valuable brand portfolios that are no longer a strategic focus for large pharmaceutical companies, then capitalize on untapped marketplace opportunities through brand extension and directed sales/marketing programs; and (ii) introduce new brands and capture market share. Our drug development pipeline leverages novel material science and advanced drug delivery technologies to produce improved formulations of successful brands to further expand markets, sales and clinical indications for proven, successful products. Moving forward, we plan to acquire and/or in-license additional products and technologies to further grow revenues.
Corporate History
In May 2006, Auriga Laboratories, Inc., a privately-held Delaware corporation formed in April 2005 (“Old Auriga”), entered into an Agreement and Plan of Merger with Multi-Link Telecommunications, Inc., a Colorado corporation (“Multi-Link”), to merge with and into a wholly-owned subsidiary of Multi-Link. Prior to the merger, Multi-Link was a publicly-traded corporation trading under the stock symbol MLNK.OB, and had no material assets, liabilities or operations. The merger of Old Auriga with Multi-Link’s wholly-owned subsidiary was completed on May 17, 2006. Pursuant to the merger, Old Auriga’s stockholders became the holders of approximately 93% of the outstanding shares of Multi-Link. In July 2006, Multi-Link reincorporated in the State of Delaware and changed its name to Auriga Laboratories, Inc. Multi-Link provided basic voice mail, call routing and advanced integrated voice and fax messaging to small businesses. Since the merger with Multi-Link, we have not conducted any business other than operations heretofore conducted or contemplated to be conducted by Old Auriga. Because the stockholders of Old Auriga became the controlling stockholders of Multi-Link after the merger, Old Auriga was treated as the acquirer for accounting purposes and, therefore, the transaction was accounted for as a reverse merger. Accordingly, for accounting purposes, the historical financial statements presented are those of Old Auriga.
Following the merger, on July 11, 2006, we effected a 1-for-15 reverse stock split, which became effective at the close of business on July 11, 2006. Unless provided otherwise, all of the share numbers set forth in this proxy statement reflect the changes to our capital stock effected by the merger and the reverse stock split.
On December 28, 2006, our Board adopted a resolution amending our Bylaws for the purpose of changing our fiscal year. The amendment served to change our fiscal year end from March 31 to December 31, effective December 31, 2006. As a result, all references in this proxy statement to the “year ended December 31, 2006” (or similar expressions) refer to the nine-month transition period from April 1, 2006 to December 31, 2006.

PROXY INFORMATION
General
We will vote the shares of our common stock represented by a properly signed proxy that we receive before or at the Annual Meeting in accordance with the specifications made on the proxy card. Proxies that we receive with no specification will be voted, as recommended by our Board, (a) FOR the election of the five nominees for director named in this proxy statement, (b) FOR the approval of the Auriga Laboratories, Inc. 2007 Stock Option Plan, and (c) FOR the ratification of our Audit Committee’s selection of Williams & Webster, P.S. (“Williams & Webster”) as our independent registered public accounting firm for the 2007 fiscal year.
You may revoke your proxy at any time before it is voted at the Annual Meeting by (i) giving written notice of such revocation to our Secretary at our corporate headquarters, located at 2029 Century Park East, Suite 1130, Los Angeles, California 90067, (ii) filing a properly executed proxy bearing a later date, (iii) voting in person at the Annual Meeting, or (iv) submitting a vote via telephone or the internet bearing a later date (only your latest telephone or internet vote will be counted).
Record Date
If you are a stockholder of record at the close of business on April 27, 2007 (“Record Date”), you are entitled to one vote, for each share of our common stock you hold, on each matter submitted to a vote of stockholders. As of April 15, 2007, there were 44,087,322 shares of our common stock, par value $0.001 per share, outstanding.
Quorum Requirements
The quorum necessary to conduct business at the Annual Meeting consists of a majority of the issued and outstanding shares entitled to vote at the Annual Meeting, either present in person or represented by proxy. In the event that there are not sufficient votes for approval of any of the matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies. The approval of the proposals covered by this proxy statement will require an affirmative vote of the holders of a majority of the shares of our common stock voting in person or by proxy at the Annual Meeting, with the exception of the election of directors, each of whom is elected by a plurality.
Abstentions and Broker Non-Votes
Abstentions or broker non-votes are counted as shares present in the determination of whether shares of common stock represented at the meeting constitute a quorum. Abstentions and broker non-votes are tabulated separately. Since only a plurality is required for the election of directors, abstentions or broker non-votes will have no effect on the election of directors (except for purposes of determining whether a quorum is present at the Annual Meeting). As to other matters to be acted upon at the Annual Meeting, abstentions and broker non-votes will not be considered to be either affirmative or negative votes for the purpose of determining whether the proposal has been approved.

Voting Procedures
If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy. The procedures for voting are as follows:
Share Registered in Your Name
•	To vote in person, come to the Annual Meeting and we will give you a ballot.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote over the telephone, dial the toll-free telephone number set forth on the enclosed proxy card using a touch-tone phone and vote by following the recorded instructions. You will be asked to provide the User ID and Password from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Standard Time on June 21, 2007 to be counted.

•	To vote on the internet, go to the website set forth on your enclosed proxy card and vote by following the instructions set forth therein to complete an electronic proxy card. You will be asked to provide the User ID and Password from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Standard Time on June 21, 2007 to be counted.
Shares Registered in the Name of Your Broker
If your broker holds your shares as your nominee (that is, in “street name”), you will need to obtain a proxy form from the broker that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Alternatively, you may vote by telephone or over the internet as instructed by your broker. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker. Follow the instructions from your broker included herewith, or contact your broker for more information.
If you do not give instructions to your broker, the broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are typically proposals considered routine and on which a broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. For this Annual Meeting, Proposals I and III (election of directors and ratification of the appointment of our independent auditor, respectively) are considered discretionary items and Proposal II (approval of our 2007 Stock Option Plan) is considered a non-discretionary item.
Voting Results
We will announce the results of the stockholder vote in our Quarterly Report on Form 10-QSB for the second quarter of the 2007 fiscal year.

PROPOSAL I — ELECTION OF DIRECTORS
The Board proposed that the five individuals listed below be elected at our Annual Meeting to hold office until the 2008 Annual Meeting of Stockholders, or until their successors have been duly elected and qualified. All five of the nominees listed below are currently serving on our Board. Unless properly instructed otherwise, the proxy holders intend to vote for the election of all five nominees. It is not anticipated that any of the nominees will decline or be unable to serve as a director. However, if that should occur, the proxy holders will vote the proxies in their discretion for any nominee designated by our present Board.
The following table sets forth, as of May 8, 2007, information concerning each person nominated for election as a director:
Nominees

		Director
Name	Age	Since
Philip S. Pesin

Philip S. Pesin was a founder and director of Old Auriga since April 2005. Mr. Pesin was appointed Chairman of the Board in December 2005 and was named Chief Executive Officer, Chief Financial Officer and Secretary on March 29, 2006. In July 2006 and November 2006, Mr. Pesin relinquished his Secretary and Chief Financial Officer positions to Mr. Shales and Mr. Bearchell, respectively. Mr. Pesin is an attorney and certified public accountant. He is the founder of the Sorrento Financial Group, LLC, a financial services company specializing in private equity and business consulting. He is also a member of the bar associations of California and the District of Columbia, and holds a Master of Laws degree from the Georgetown University Law Center, a Juris Doctor from the University of San Diego School of Law and a Bachelor of Science in Finance from the University of Arizona.
	33	2005
Elliot M. Maza

Elliot M. Maza was named a member of our Board in May 2007. He also serves on the Compensation Committee and Nominating and Corporate Governance Committee and is the Chairman of the Audit Committee. Since March 2007, he has been president and chief financial officer of Intellect Neurosciences, Inc. Prior to that and since May 2006, he served as the executive vice president and chief financial officer of Intellect. Prior to joining Intellect, Mr. Maza was the chief financial officer of Emisphere Technologies, Inc., a NASDAQ-listed biopharmaceutical company specializing in oral drug delivery. Mr. Maza served at Emisphere from December 2003 until May 2006. He was previously a partner at Ernst and Young LLP and a vice president at Goldman Sachs, Inc. and JP Morgan Securities, Inc. Mr. Maza also practiced law at Sullivan & Cromwell in New York. Mr. Maza serves on the board of directors and is chairman of the audit committee of Tapestry Pharmaceuticals, Inc., a NASDAQ-listed, development stage company focused on developing proprietary therapies for the treatment of cancer. Mr. Maza received his Juris Doctor degree from the University of Pennsylvania Law School in 1985 and is a licensed C.P.A. in the States of New Jersey and New York.
	51	2007

		Director
Name	Age	Since
Steve C. Glover

Steve C. Glover was named a member of our Board in November 2006. He also serves on the Audit Committee and Compensation Committee and is the Chairman of the Nominating and Corporate Governance Committee. In 2001, Mr. Glover founded and was the chief executive officer of Triangular Health Inc., a privately-held company specializing in software and services for small medical group practices and market intelligence services. From 2003 until December 2006, Mr. Glover was employed by Andrx Therapeutics, a division of Andrx Corp. of Weston, Florida, where he held the position of senior vice president and general manager. In addition to his experience with several other successful biopharmaceutical companies, Mr. Glover was the director of strategic information services at Amgen, Inc., and held key executive positions at Hoffman-Laroche, where he was responsible for significant sales increases and marketing programs for major pharmaceutical products.
	47	2006
Trevor K. Pokorney

Trevor K. Pokorney was named a member of our Board in March 2007. He also serves on the Audit Committee and Nominating and Corporate Governance Committee and is the Chairman of the Compensation Committee. Mr. Pokorney has extensive business and financing experience, and has lead and helped finance a number of successful high-tech startups. He is currently the chief operating officer of Gemini Environmental, a startup company in the natural gas industry. Prior to joining Gemini, he was the operations manager of Intel’s Acceleration Products Division (formerly Conformative Systems, Inc.), where he had also been vice president of operations before it was acquired by Intel in 2005. Prior to Intel, he was senior vice president of sales, marketing and manufacturing logistics at Newisys, Inc., a startup company which was the first to introduce an enterprise server based on AMD’s new x86-64 processor. At Newisys, he oversaw the development and introduction of several product lines and drove sales to a $200 million annual run rate within four years. Before Newisys, he served as the vice president of operations for Living.com, a startup e-commerce company, which supplied furniture and home accessories to the U.S. market. Financed by Benchmark Capital, GE Capital and Starbucks, Mr. Pokorney helped Living.com enter a multi-million-dollar strategic alliance with Amazon.com to create a “Home Living” store at Amazon.com. Mr. Pokorney holds a Master of Science degree from Carnegie Mellon University Graduate School of Industrial Administration, Manufacturing and Operations Management where he graduated magna cum laude. He earned his Bachelor of Science in Mechanical Engineering from the University of Texas at Austin, graduating summa cum laude.
	40	2007

		Director
Name	Age	Since
Dayne Wagoner

Dayne Wagoner became a director of Old Auriga in December 2005. In 1995, Mr. Wagoner founded Edge Development, Inc. and from that time to the present he has been its chief executive officer. Edge Development, Inc. is a leading contractor in the United States. Edge Development, Inc. is an Inc. 500 Corporation and an ENR Top 400 Contractor in the United States. Mr. Wagoner is a director on the board of Full Circle Industries, Inc. and is involved in various nonprofit community organizations. He currently sits on the board of directors of the Temecula Valley Chamber of Commerce and is vice chair on the board of the Boys & Girls Club of the Southwest. Mr. Wagoner holds a Bachelor of Science degree in Accounting from Arizona State University.
	41	2005
Vote Required and Board Recommendation
You may either vote for or withhold your vote for each of the directors identified above. The five director nominees receiving the greatest number of votes will be elected to our Board. If you mark your vote withheld or you do not vote in the election (including abstentions and broker non-votes), this will have no impact on the election of directors, because these votes will not be included in the total number of votes present at the Annual Meeting.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES IDENTIFIED ABOVE.

EXECUTIVE OFFICERS AND FORMER DIRECTORS
Executive Officers
The following biographical information is for each of the persons who served as our Chief Executive Officer during the last completed fiscal year, along with all other executive officers whose total compensation exceeded $100,000 in the last completed fiscal year (the “named executive officers”):
Philip S. Pesin, Chief Executive Officer, Chairman of the Board (Age 33)
Mr. Pesin has served as our Chief Executive Officer since March 29, 2006. (For a further discussion of Mr. Pesin’s background and his history with us, please refer to the section entitled “Proposal I — Election of Directors; Nominees” above.)
Andrew D. Shales, Chief Operating Officer and Secretary (Age 45)
Andrew Shales joined Old Auriga in December 2005 and was named our Chief Operating Officer in March 2006 and Secretary in July 2006. Mr. Shales has been a sales and marketing leader in the pharmaceutical industry for nearly 20 years, with extensive experience in building commercial teams, strategic and financial planning, implementation and opinion leader development. He leads our sales force and marketing initiative to establish our drug offerings nationally. From December 2003 to November 2005, Mr. Shales served as vice president of sales and marketing for Synthon Pharmaceuticals, Inc., a global development-based company specializing in ANDA and 505(b)(2) NDA drug applications. He was responsible for building the marketing and sales functions from inception as Synthon transitioned from a generics company to one marketing both generic and branded products. From May 2001 to May 2003, he was vice president of marketing at First Horizon Pharmaceutical Corporation, an acquisition-driven specialty pharmaceutical company with products in the therapeutic areas of cough and cold, women’s health, gastrointestinal and cardiology. From October 1997 to May 2001 at UCB Pharma, Inc., Mr. Shales served as group product director for central nervous system products and built the CNS marketing function from inception for the launch of Keppra®, a leading medication for seizures. He also managed the Zyrtec® product, which was co-promoted by UCB Pharma and Pfizer. Earlier in his career, Mr. Shales served in a range of sales and marketing roles at companies that included Medeva Pharmaceuticals, Inc., Solvay Pharmaceuticals, Inc. and Damon Clinical Laboratories. He earned a B.A. degree in Psychology from King’s College, Wilkes-Barre, Pennsylvania.
Charles R. Bearchell, Chief Financial Officer (Age 52)
Charles R. Bearchell joined us as Chief Financial Officer in November 2006. Mr. Bearchell brings a wealth of finance and accounting expertise across multiple industries including medical, consumer products, aerospace and on-line services. Over his 30 years of experience, Mr. Bearchell has held management positions in both the public and private sectors. In the past year, Mr. Bearchell has served as a financial consultant to a publicly-held California company that designs, develops, markets and services rapid three-dimensional printing, prototyping and manufacturing. In his consulting function, Mr. Bearchell was responsible for the company’s securities and accounting compliance for financial reporting, including preparing reports for filing with the Securities and Exchange Commission. From 2003 to 2005, Mr. Bearchell served as the chief financial officer for YouBet.com, Inc. (NASDAQ SmallCap: UBET), where he managed all accounting, financial and treasury functions for the publicly-held online gaming company with $60 million in revenues and 82 employees. From 2001 to 2003, Mr. Bearchell was the controller for The Plastic Surgery Company, Inc., where he managed a variety of accounting functions for the publicly-held company with $40 million in revenue. Prior to joining The Plastic Surgery Company, Inc., Mr. Bearchell was the chief financial officer for AVTEL Services, Inc., where he managed all accounting and financial operations for the privately-held, $40 million aircraft, maintenance and storage company. Mr. Bearchell also served as a Staff Accountant in the Los Angeles Branch of the Securities and Exchange Commission from 1976 to 1985. Mr. Bearchell holds a bachelor of science degree in Business Administration from California State University, Northridge and a juris doctor degree from Southwestern University Law School in Los Angeles.
Alan T. Roberts, Chief Scientific Officer (Age 40)
Alan Roberts joined us as Senior Vice President, Scientific Affairs in March 2006. In March 2007, Mr. Roberts was promoted to the position of Chief Scientific Officer. In his capacity as Senior Vice President, Scientific Affairs, Mr. Roberts was our principal scientific advisor, responsible for development, regulatory, quality, compliance, medical affairs and manufacturing operations, where he reported directly to our Chief Operating Officer. In addition to his work for us, Mr. Roberts has a broad base of experience spanning more than 17 years in the pharmaceutical industry. From June 2000 until joining us, Mr. Roberts served in various capacities from director, regulatory, quality, and manufacturing to vice president, global manufacturing and development for First Horizon Pharmaceutical Corporation (NASDAQ: SCRX), where he established the regulatory, technical and development environments for that company’s transition from non-application, ethical pharmaceuticals to FDA-approved, application products. Prior to joining First Horizon Pharmaceutical Corporation, Mr. Roberts served as vice president, research and development, for Mikart, Inc., a private, pharmaceutical contract manufacturer, where he was instrumental in establishing that company’s development program and achieving FDA application approvals. Mr. Roberts’ prior experience also includes key management positions in regulatory and development with Solvay Pharmaceuticals, Inc. and the Medical University of South Carolina’s Pharmaceutical Development Center, respectively. Mr. Roberts holds a B.S. in Microbiology from Clemson University.
Former Executive Officers
The following individuals served as executive officers of the Company during the fiscal year ended December 31, 2006, but no longer serve as executive officers:
Kevin R. Keating
Kevin R. Keating was appointed the President, Secretary, Treasurer and sole director of our predecessor entity, Multi-Link on March 18, 2005. Mr. Keating is an investment executive and for the past ten years has been the branch manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation (“Brookstreet”). Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating resigned as an officer and director of Multi-Link on May 17, 2006.

Guy M. Amato
Mr. Amato formerly served as our Chief Executive Officer during the period from October 1, 2005 to March 28, 2006. Mr. Amato resigned in connection with the merger between Old Auriga and Multi-Link. Mr. Amato has over 16 years experience in pharmaceutical sales and marketing, including executive positions at TMS Health, where he spent three years, and Glaxo Wellcome (now GlaxoSmithKline), where he spent ten years and was responsible for the launch planning and strategy of a major asthma medication. Mr. Amato also spent time working in managed care while a Director of Sales for Wellpoint Health Networks and in the e-health market as Director of Marketing for an e-prescribing company.
Dr. Glynn Wilson
Dr. Wilson formerly served as our President during the period from June 1, 2005 to March 13, 2006, whereupon we amended his employment agreement to reflect his reassignment from President to Chief Scientific Officer. In September 2006, we entered into a separation agreement with Dr. Wilson, effective as of August 25, 2006. Dr. Wilson is an internationally-renowned expert in drug delivery technologies. He was previously Head of Drug Delivery at SmithKline Beecham Pharmaceuticals and Executive Vice-President of R&D at Tacora Corporation. Dr. Wilson obtained his Ph.D. in Biochemistry, at Heriot-Watt University, Edinburgh, and he was a faculty member at Rockefeller University, New York, in the laboratory of the Nobel Laureates, Stanford Moore and William Stein.
Former Directors
The following individuals served as members of our Board during the fiscal year ended December 31, 2006, but no longer serve as directors:
Brian P. Alleman
Mr. Alleman resigned as a member of our Board effective as of May 4, 2007. To the knowledge of the Board and our executive officers, Mr. Alleman did not resign because of a material disagreement with us on any matter relating to our operations, policies or practices. (For a further discussion of Mr. Alleman’s background and his history with us, please refer to our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission (“SEC”) on March 30, 2007).
Kevin R. Keating
Mr. Keating resigned as an officer and director of Multi-Link on May 17, 2006. (For a further discussion of Mr. Keating’s background and his history with us, please refer to the section entitled “—Former Executive Officers” above.)

CORPORATE GOVERNANCE
Governance Guidelines
We have in place policies and practices of good corporate governance. In February 2007, our Board adopted Principles of Corporate Governance that outline the responsibilities of the Board, as well as qualifications for directors to serve on the Board. We also have a written Code of Business Conduct and Ethics that was adopted in February 2007 to ensure compliance with the Sarbanes-Oxley Act of 2002. Our Code of Business Conduct and Ethics applies to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, and to other employees of our Company. The rules promulgated under the Sarbanes-Oxley Act of 2002 regarding codes of conduct for senior financial officers are met by our Code of Business Conduct and Ethics. Our Board has reviewed and will continue to evaluate its role and responsibilities with respect to the new legislative and other governance requirements. All of our corporate governance materials, including our Code of Business Conduct and Ethics and our Principles of Corporate Governance, are available for public viewing on our website at http://www.aurigalabs.com under the “Investors” tab and then the “Corporate Governance” tab. In addition, interested persons can obtain a copy of any of these materials by writing to: Corporate Secretary, Auriga Laboratories, Inc., 2029 Century Park East, Suite 1130, Los Angeles, California 90067.
Director Independence
Our Board is composed of five directors, three of whom are “independent” under the rules of the SEC. Our Chief Executive Officer is the only member of management currently serving as a director. For purposes of determining independence, we have adopted the following standards for director independence in compliance with the rules of the SEC:
•	No director qualifies as “independent” unless the Board affirmatively determines that the director has no material relationship with us or any of our subsidiaries (directly or as a partner, stockholder or officer of an organization that has a relationship with us or any of our subsidiaries);

•	A director who is an employee or whose immediate family member is an executive officer of the Company or any of our subsidiaries is not “independent” until three years after the end of such employment relationship;

•	A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from us or any of our subsidiaries, other than director and committee fees (or other forms of deferred compensation), is not “independent” until three years after he or she ceases to receive more than $120,000 per year in such compensation;

•	A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, Williams & Webster, our present independent auditor, or a present or former internal auditor of the Company or any of our subsidiaries is not “independent” until three years after the end of the affiliation or the employment or auditing relationship;

•	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our present executives or any of our subsidiaries’ present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or employment relationship;

•	A director who is an executive officer or an employee, or whose immediate family member is an executive officer of a company that makes payments to, or receives payments from, us or any of our subsidiaries for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold; and

•	A director who is an employee or representative of a significant supplier of any of our business units or legal entities is not “independent” unless we entered into our relationship with the supplier as a result of competitive purchasing practices.
Our Board determined that Messrs. Maza, Glover and Pokorney meet the aforementioned independence standards and that Messrs. Pesin and Wagoner do not meet the aforementioned independence standards. Mr. Pesin does not meet the independence standards because he is our current Chief Executive Officer and Mr. Wagoner does not meet the independence standards because he was employed by us as an executive officer within the past three years.
Board Attendance
During our fiscal year ended December 31, 2006, our Board held five in-person meetings and six telephonic meetings. During this period, no director then-serving as a member of our Board failed to attend fewer than seventy-five percent of the number of meetings of the Board held during the period in which he served on the Board. We encourage our directors to attend the Annual Meeting. Because Multi-Link was a “shell” corporation prior to our merger in May 2006, and because Old Auriga was incorporated in fiscal 2005, we did not hold an annual meeting for the fiscal year ended December 31, 2005.
Committees of the Board and Attendance at Meetings
We have established three standing committees of our Board: (i) an Audit Committee, (ii) a Compensation Committee and (iii) a Nominating and Corporate Governance Committee. Each of these committees reports to the full Board and the activities of each committee are therefore generally subject to the approval of the Board. Each of the members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are “independent” under the rules of the SEC. The following describes the current committees of the Board and their current members:

Audit Committee
Our Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), consists of Messrs. Maza (Chairman), Glover and Pokorney. Our Board has instructed the Audit Committee to meet periodically with our management and independent accountants to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, select the independent accountants to be retained, and receive and consider the accountants’ comments as to controls, adequacy of staff and management performance and procedures in connection with our audit and financial controls. Each of the members of the Audit Committee are “independent” within the meaning of Rule 10A-3 of the Exchange Act, and each of the members are able to read and understand fundamental financial statements. In addition, the Board has determined that Mr. Maza, who is “independent” under SEC standards, meets the SEC’s definition of an “audit committee financial expert.” The Audit Committee Charter is available for public viewing on our website at http://www.aurigalabs.com under the “Investors” tab and then the “Corporate Governance” tab.
During our fiscal year ended December 31, 2006, there were two telephonic meetings of the Audit Committee. During this period, no director then-serving as a member of the Audit Committee failed to attend fewer than seventy-five percent of the number of meetings of the Audit Committee held during the period in which he served on the Audit Committee.
Compensation Committee
Our Compensation Committee consists of Messrs. Pokorney (Chairman), Glover and Maza. The Compensation Committee determines the salaries and incentive compensation of our executive officers and may provide recommendations for the salaries and incentive compensation of our other officers and employees. The Compensation Committee also administers our equity incentive and stock option plans. Each of the members of the Compensation Committee are independent within the rules of the SEC. The Compensation Committee Charter is available for public viewing on our website at http://www.aurigalabs.com under the “Investors” tab and then the “Corporate Governance” tab.
During our fiscal year ended December 31, 2006, the Compensation Committee held no meetings separate and apart from the meetings of the Board. In the context of their service on our Board, each director then-serving as a member of the Compensation Committee attended greater than seventy-five percent of the number of meetings of the Board during the period in which such member served on the Compensation Committee. Because of our limited operating history: (i) prior to July 2006, we had no independent directors serving on our Board from which to select to appointment to the Compensation Committee; (ii) between July 2006 and September 2006, we had only one independent director serving on our Board from which to select to appointment to the Compensation Committee; and (iii) from September 2006 until the fiscal year ended December 31, 2006, we had only two independent directors serving on our Board from which to select to appointment to the Compensation Committee.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Messrs. Glover (Chairman), Maza and Pokorney. The Nominating and Corporate Governance Committee identifies individuals who are qualified to become members of the Board, consistent with criteria approved by the Board, selects, or recommends for the Board’s selection, the director nominees for each annual meeting of stockholders, develops and recommends to the Board a set of corporate governance principles applicable to us, and oversees the annual evaluation of the Board and our management. The Nominating and Corporate Governance Committee is also authorized to review related person transactions for potential conflicts of interest. Each of the members of the Nominating and Corporate Governance Committee are independent within the rules of the SEC. The Nominating and Corporate Governance Committee Charter is available for public viewing on our website at http://www.aurigalabs.com under the “Investors” tab and then the “Corporate Governance” tab.

During our fiscal year ended December 31, 2006, the Nominating and Corporate Governance Committee held no meetings separate and apart from the meetings of the Board. In the context of their service on our Board, each director then-serving as a member of the Nominating and Corporate Governance Committee attended greater than seventy-five percent of the number of meetings of the Board during the period in which such member served on the Nominating and Corporate Governance Committee. (For more information on why our Nominating and Corporate Governance Committee held no meetings separate from meetings of the Board, please refer to the section entitled “—Committees of the Board and Attendance at Meetings; Compensation Committee” above.)
Communications with the Board of Directors
Any stockholder or other interested party who wishes to communicate with members of the Board, including the independent directors individually or as a group, may send correspondence to them in care of: Corporate Secretary, Auriga Laboratories, Inc., 2029 Century Park East, Suite 1130, Los Angeles, California 90067. A majority of our independent directors approved the process whereby all stockholders’ and interested parties’ communications to the Board are sent directly to our Corporate Secretary; our Corporate Secretary in turn forwards these communications to the Chairman of our Audit Committee.
Compensation Committee Interlocks and Insider Participation
In the fiscal year ended December 31, 2006, the Compensation Committee consisted of Steve C. Glover and our former director Brian P. Alleman and:
•	None of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

•	None of the members of the Compensation Committee had any relationship requiring disclosure under any paragraph of Item 404 of Regulation S-B;

•	None of our executive officers served on the compensation committee (or another board committee with similar functions) of any entity where one of that entity’s executive officers served on our Compensation Committee;

•	None of our executive officers was a director of another entity where one of that entity’s executive officers served on our Compensation Committee; and

•	None of our executive officers served on the compensation committee (or another board committee with similar functions) of another entity where one of that entity’s executive officers served as a director on our Board.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee adopted a written charter in February 2007. The current Audit Committee Charter is attached hereto as Appendix A. The Audit Committee Charter has been approved by our Board and complies with the requirements of the SEC. The Audit Committee will, at least on an annual basis, review and assess the Audit Committee Charter to ensure continued compliance with these requirements. The Audit Committee Charter is available for public viewing on our website at http://www.aurigalabs.com under the “Investors” tab and then the “Corporate Governance” tab. In addition, interested persons can obtain a copy of the Audit Committee Charter by writing to: Corporate Secretary, Auriga Laboratories, Inc., 2029 Century Park East, Suite 1130, Los Angeles, California 90067.
The functions of the Audit Committee include, among other things:
•	Assisting the Board in its oversight of our financial reporting process;

•	Assisting the Board in its oversight of our compliance with our ethics policies and legal and regulatory requirements;

•	Retention of the independent auditor and approval of auditor fees;

•	Reviewing with our independent auditor the scope and planning of the annual examination of our consolidated financial statements;

•	Reviewing our audited consolidated financial statements with management and our independent auditor;

•	Reviewing the findings and recommendations of our independent and internal auditor, and management’s response to the recommendations of our auditors;

•	Assisting the Board in its oversight of the independence and performance of our internal and independent auditors; and

•	Preparation of the Report of the Audit Committee to be included in our annual proxy statement.
During our fiscal year ended December 31, 2006, our Board examined the Audit Committee’s composition and confirmed that each member of the Audit Committee is an independent director as required by the SEC’s independence requirements and our Principles of Corporate Governance. In addition, our Board has determined that all members of the Audit Committee are financially literate and that Mr. Maza, the current Chairman of the Audit Committee, is a financial expert, as defined by the SEC’s rules.
The Audit Committee has reviewed and discussed with management and Williams & Webster our audited consolidated financial statements as of December 31, 2006 and for the fiscal year then ended. The Audit Committee has also reviewed and discussed with management and Williams & Webster the matters required to be discussed under auditing standards of the Public Company Accounting Oversight Board (United States), including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees; Codification of Statements on Auditing Standards AU § 380).

The Audit Committee received and reviewed the written disclosures and the letter from Williams & Webster required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with Williams & Webster its independence from the Company. The Audit Committee additionally discussed with management and Williams & Webster such other matters and received such assurances from them as it deemed appropriate.
The Audit Committee meets regularly with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.
Management is responsible for our internal controls and the financial reporting process. The Audit Committee has reviewed our programs aimed at strengthening the effectiveness of our internal audit and disclosure control structure. The Audit Committee monitors the scope and adequacy of our internal auditing program, reviewing staffing levels and steps taken to implement improvements to internal procedures and controls. Management is responsible for performing an assessment and evaluation of our internal control over financial reporting. Williams & Webster is responsible for performing an independent audit of our financial statements in accordance with accounting procedures generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
Based on the above-described reviews and discussions and a review of the report of Williams & Webster with respect to our audited financial statements, and relying thereon, the Audit Committee recommended to our Board the inclusion of our audited financial statements in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.
AUDIT COMMITTEE
Elliot M. Maza, Chairman
Steve C. Glover
Trevor K. Pokorney
THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING WITH THE SEC, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED WITH THE SEC.

REPORT OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The Nominating and Corporate Governance Committee adopted a written charter in February 2007. The Nominating and Corporate Governance Committee Charter has been approved by our Board and complies with the requirements of the SEC. The Nominating and Corporate Governance Committee Charter is available for public viewing on our website at http://www.aurigalabs.com under the “Investors” tab and then the “Corporate Governance” tab. In addition, interested persons can obtain a copy of the Nominating and Corporate Governance Committee Charter by writing to: Corporate Secretary, Auriga Laboratories, Inc., 2029 Century Park East, Suite 1130, Los Angeles, California 90067.
The functions of the Nominating and Corporate Governance Committee include, among other things:
•	Seeking out, evaluating and recommending to our Board qualified candidates for nomination as directors on our Board;

•	Responsibility for oversight of the annual evaluation of the Board and our management;

•	Considering other matters pertaining to the size and composition of our Board and its committees;

•	Giving appropriate consideration to qualified individuals recommended by stockholders for nomination as directors, provided that such recommendations are accompanied by information sufficient to enable the Nominating and Corporate Governance Committee to evaluate the qualifications of such individuals;

•	Responsibility for developing and recommending to our Board the corporate governance principles under which we operate;

•	Responsibility for reviewing and approving related person transactions for potential conflicts of interest; and

•	Responsibility for preparing the Report of the Nominating and Corporate Governance Committee to be included in our annual proxy statement.
In considering individuals for nomination as directors, the Nominating and Corporate Governance Committee typically solicits recommendations from its current directors (although it is authorized to engage third-party advisors, including search firms, to assist in the identification and evaluation of candidates). In this regard, each of Messrs. Maza, Glover and Pokorney were recommended for nomination by existing members of our Board, and were then appointed by the Board after being interviewed either in person or telephonically by the then-existing Board members. (For further information about our Board members, please refer to the section entitled “Proposal I — Election of Directors” above.)

In evaluating potential candidates, the Nominating and Corporate Governance Committee may consider such factors as it deems appropriate. These factors may include judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other members of the Board and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. While the Nominating and Corporate Governance Committee has not established any specific minimum qualifications for director nominees, the Nominating and Corporate Governance Committee believes that demonstrated leadership, as well as significant years of service, in an area of endeavor such as business, law, public service, related industry or academia, is a desirable qualification for service as a director of our Board.
Director Candidate Proposals
Our Nominating and Corporate Governance Committee may consider director candidates recommended by our stockholders. If a stockholder wishes to propose a director nominee for consideration by the Nominating and Corporate Governance Committee, he or she may do so by submitting name(s) and supporting information to: Nominating and Corporate Governance Committee, c/o Auriga Laboratories, Inc., 2029 Century Park East, Suite 1130, Los Angeles, California 90067. When submitting nominees for consideration, a stockholder should explain why the proposed director nominee meets the factors that the Nominating and Corporate Governance Committee considers important. He or she should also provide a written resume of the proposed director candidate, detailing relevant experience and qualifications, as well as a list of references. The Nominating and Corporate Governance Committee will review the resume and may contact references. It will decide based on the resume and references whether to proceed to a more detailed investigation. All director candidates proposed will be evaluated based upon the same criteria regardless of who proposes the candidate.
The fact that a proposed director nominee meets all of the above criteria will not obligate the Nominating and Corporate Governance Committee to recommend the candidate to our Board, and will not obligate the Board to nominate or recommend the candidate for director in our proxy materials.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Steve C. Glover, Chairman
Elliot M. Maza
Trevor K. Pokorney
THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING WITH THE SEC, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED WITH THE SEC.

REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee adopted a written charter in February 2007. The Compensation Committee Charter has been approved by our Board and complies with the requirements of the SEC. The Compensation Committee Charter is available for public viewing on our website at http://www.aurigalabs.com under the “Investors” tab and then the “Corporate Governance” tab. In addition, interested persons can obtain a copy of the Compensation Committee Charter by writing to: Corporate Secretary, Auriga Laboratories, Inc., 2029 Century Park East, Suite 1130, Los Angeles, California 90067.
The functions of the Compensation Committee include, among other things:
•	Establishing and reviewing our general compensation policies applicable to our named executive officers, non-employee directors and, if the Compensation Committee elects, other senior employees;

•	Reviewing and approving the level of compensation, including salaries, fees, benefits, executive incentive plans, and perquisites, of our named executive officers and, if the Compensation Committee elects, other senior employees;

•	Reviewing and advising the Board concerning the performance of our named executive officers and those other employees whose compensation is within the review jurisdiction of the Compensation Committee;

•	Administering the stock compensation plans that have been adopted by us, including the determination of employees and the parties who are to receive grants of stock or stock options and the terms of such grants; and

•	Responsibility for preparing the Report of the Compensation Committee on executive compensation to be included in our annual proxy statement.
The Compensation Committee has reviewed and discussed the following section entitled “Director and Executive Officer Compensation” and, based on such review, the Compensation Committee recommended to the Board that such section be included in this proxy statement.
COMPENSATION COMMITTEE
Trevor K. Pokorney, Chairman
Steve C. Glover
Elliot M. Maza
THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING WITH THE SEC, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED WITH THE SEC.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
General
The following section contains information about the compensation paid to our directors and named executive officers during the last completed fiscal year. As explained in the section entitled “General Information—Corporate History,” for purposes of this section, our “last completed fiscal year” consists of the nine-month transition period commencing April 1, 2006 and ending December 31, 2006.
The Compensation Committee Charter does not provide that the Compensation Committee may delegate its authority to any other person or entity. For the fiscal year ended December 31, 2006, our Chief Executive Officer made recommendations as to the compensation for each executive officer and for our directors, which recommendations were considered by the Board in approving the appointment of each such executive officer and director. We did not engage any consultants in determining or recommending the amount or form of executive officer and director compensation for the fiscal year ended December 31, 2006.
Director Compensation
Our non-employee directors receive a directors’ fee of $2,500 per month, in addition to reimbursement for any expenses incurred by them in attending Board meetings. We have entered into indemnification agreements with each of our directors, which provide, among other things, that we will indemnify each director, under certain circumstances, for defense expenses, damages, judgments, fines and settlements incurred by the director in connection with actions or proceedings to which he may be a party as a result of his position as a member of our Board, and otherwise to the full extent permitted under our Amended Bylaws and state law.
The following table sets forth information concerning the compensation of our directors during the fiscal year ended December 31, 2006:

	Fees Earned or	Stock	Option	All Other
	Paid in Cash	Awards (1)	Awards (1)	Compensation	Total
Name	($)	($)	($)	($)	($)
Brian P. Alleman (2)(3)(4)	—	$213,500	$258,760	—	$472,260
Steve C. Glover (2)(5)	—	$13,500	$224,177	—	$237,677
Dayne Wagoner (2)(4)	$3,500	$213,500	—	—	$217,000

*	Note that Messrs. Pokorney and Maza were not appointed to our Board until March 1, 2007, and May 8, 2007, respectively.

**	Note that compensation paid to Mr. Pesin is summarized below in the section entitled “—Executive Officer Compensation.”

(1)	Based upon the aggregate grant date fair value computed in accordance with Statement of Financial Account Standards (“SFAS”) No. 123R (revised 2004), Share-Based Payment. (For more information on how this is computed, please refer to the notes to our consolidated financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 filed with the SEC on March 30, 2007.)

(2)	Our directors receive $2,500 per month as Board retainer fees; however, in November 2006, each of our directors agreed to receive a grant of 15,000 shares of our common stock in lieu of six months’ of Board retainer fees. Mr. Wagoner was issued certain Board retainer fees in cash prior to November 2006.

(3)	Mr. Alleman received a warrant to purchase 200,000 shares of our common stock upon his appointment to the Board in July 2006. So long as he continues to serve on the Board, the warrant vests as follows: 1/24th of the warrant vests upon appointment to the Board and 1/24th of the warrant vests each month thereafter. Mr Alleman resigned as a member of our Board effective as of May 4, 2007. (For further information on Mr. Alleman’s resignation, please refer to the section entitled “Executive Officers and Former Directors - Former Directors”)

(4)	In August 2006, Messrs. Alleman and Wagoner were each issued 100,000 shares of our common stock.

(5)	Mr. Glover received a warrant to purchase 200,000 shares of our common stock upon his appointment to the Board in September 2006. So long as he continues to serve on the Board, the warrant vests as follows: 50% of the warrant vests upon appointment to the Board and 1/24th of the warrant vests each month thereafter.

The following table generally sets forth information concerning the outstanding equity awards that have not been earned or vested or that have not been exercised for each of our directors as of December 31, 2006:

	Option Awards					Stock Awards
Equity Incentive
Plan Awards:
	Number of	Number of	Number of				Market
	Securities	Securities	Securities			Number	Value of
	Underlying	Underlying	Underlying			of Shares	Shares of
	Unexercised	Unexercised	Unexercised	Option		That Have	Stock That
	Options	Options	Unearned	Exercise	Option	Not	Have Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested	Vested
Name	(#)	(#)	(#)	($)	Date	(#)	($)
Brian P. Alleman	55,556	144,444	144,444	$2.55	07/10/2016	—	—

Steve C. Glover	104,167	95,833	95,833	$1.50	09/21/2016	—	—

Dayne Wagoner	—	—	—	—	—	—	—

**	Note that Messrs. Pokorney and Maza were not appointed to our Board until March 1, 2007 and May 8, 2007, respectively, and that Mr. Alleman resigned as a member of our Board effective as of May 4, 2007.

Executive Officer Compensation
The following table sets forth certain information about the compensation paid or accrued to our named executive officers during the fiscal year ended December 31, 2006:

				Stock	Option	All Other
Name and		Salary	Bonus	Awards (1)	Awards (1)	Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)
Philip S. Pesin, Chief Executive Officer (2)	2006	$286,462	$232,000	$400,000	—	$8,960	$927,422

Charles R. Bearchell, Chief Financial Officer (3)	2006	$18,750	—	—	$235,160	$750	$254,660

Andrew D. Shales, Chief Operating Officer and Secretary (4)	2006	$148,942	—	$200,000	$388,014	$6,300	$743,256

Alan T. Roberts, Chief Scientific Officer (5)	2006	$154,487	—	$101,250	$32,334	$25,000	$313,071

Guy M. Amato, Former Chief Executive Officer — Employment Ceased Effective March 28, 2006	2006	$11,683	—	—	—	—	$11,683

Glynn Wilson, Former Chief Scientific Officer — Employment Ceased Effective August 25, 2006	2006	$136,427	—	—	—	$7,200	$143,627

(1)	Based upon the aggregate grant date fair value computed in accordance with SFAS No. 123R (revised 2004), Share-Based Payment. (For more information on how this is computed, please refer to the notes to our consolidated financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 filed with the SEC on March 30, 2007.)

(2)	Mr. Pesin was appointed our Chief Executive Officer on March 29, 2006. (For more information on Mr. Pesin’s salary, please refer to the section entitled "—Employment Agreements and Change of Control Provisions.”) For the column entitled “All Other Compensation,” Mr. Pesin received $8,960 as reimbursement for relocation expenses to Los Angeles, California. Mr. Pesin’s bonus was awarded effective as of May 17, 2006. The amount of the bonus was included in that certain $632,000 convertible promissory note issued by us to Mr. Pesin on August 4, 2006. (For more information on this promissory note, please refer to the section entitled “Policies and Procedures For Related Person Transactions—Related Person Transactions; SFP Note.” Mr. Pesin was granted an award of 200,000 shares of our common stock in August 2006.

(3)	Mr. Bearchell was appointed our Chief Financial Officer effective as of November 20, 2006. For the column entitled “All Other Compensation,” Mr. Bearchell receives $750 per month as a car allowance. (For more information on Mr. Bearchell’s salary, please refer to the section entitled “—Employment Agreements and Change of Control Provisions.”)

(4)	Mr. Shales was appointed our Chief Operating Officer on March 29, 2006 and Secretary on July 11, 2006. For the column entitled “All Other Compensation,” Mr. Shales receives an annual amount of $8,400 as a car allowance. Mr. Shales was granted an award of 100,000 shares of our common stock in August 2006. (For more information on Mr. Shales’ salary, please refer to the section entitled “—Employment Agreements and Change of Control Provisions.”)

(5)	Mr. Roberts was appointed our Senior Vice President of Scientific Affairs on March 1, 2006 and then appointed our Chief Scientific Officer on March 1, 2007. For the column entitled “All Other Compensation,” Mr. Roberts earned a retention bonus in the amount of $25,000 during the fiscal year ended December 31, 2006. Mr. Roberts was granted an award of 75,000 shares of our common stock in October 2006. (For more information on Mr. Roberts’ salary, please refer to the section entitled “—Employment Agreements and Change of Control Provisions.”)

Employment Agreements and Change of Control Provisions
Philip S. Pesin
On May 9, 2007, we entered into an employment agreement with Mr. Pesin, which agreement serves to supersede Mr. Pesin’s then-current employment agreement. The term of the agreement is two years, expiring on May 9, 2009. Under the terms of the agreement, Mr. Pesin’s base salary is set at $425,000 annually, but is to be reviewed annually in accordance with our executive compensation policies. In addition, Mr. Pesin is entitled to an annual bonus, payable quarterly, based on increases in our market capitalization as follows: for every $10,000,000 increase in our market capitalization, initially measured as of May 9, 2007, Mr. Pesin will be entitled to a $100,000 bonus.
We may terminate Mr. Pesin’s employment at any time with or without cause. If Mr. Pesin is terminated without cause or because of death or disability, he will be entitled to severance pay equal to his base salary for a period of twenty-four months following his termination, plus continued health benefits during such period. In addition, if we terminate Mr. Pesin without cause, then all outstanding options and warrants held by him shall vest immediately. Mr Pesin receives no benefits if he is terminated for cause.
If Mr. Pesin resigns for “good cause” (as that term is defined in the agreement) or following our change in control, then he will be entitled to severance pay equal to his base salary for a period of twenty-four months following his termination, plus continued health benefits during such period. In addition, all outstanding options and warrants held by Mr. Pesin shall vest immediately.
Under the Agreement, Mr. Pesin is also entitled to earn long-term incentive awards and to participate in all other benefits plans and perquisites in which the Company’s other executives and employees are eligible to participate. Mr. Pesin is also entitled to five weeks paid vacation per year and to reimbursement of certain expenses.
Charles R. Bearchell
On November 8, 2006, we entered into an employment agreement with Charles R. Bearchell in connection with his appointment as our Chief Financial Officer. Under the employment agreement, Mr. Bearchell will receive an annual base salary of $195,000. The employment agreement also provides that Mr. Bearchell will be eligible to earn a bonus from us, with an annual target payout of thirty percent of his base salary and with a minimum annual payout of ten percent of his base salary. The minimum annual bonus will be payable by us semi-annually commencing with the first full fiscal year following Mr. Bearchell’s appointment. The actual bonus payout in excess of the minimum annual amount shall be determined based upon our achievement level against certain financial and other performance objectives. The employment agreement also provides for the grant to Mr. Bearchell of an option to acquire up to 750,000 shares of our common stock. Mr. Bearchell will also be eligible to participate in our employee benefit programs (including medical, dental and other insurance programs) generally available to all of our full-time employees. The employment agreement also contains severance provisions and other covenants, but does not provide for benefits to Mr. Bearchell in the event of our change of control.

Andrew D. Shales
On July 11, 2006, we entered into an employment agreement with Andrew Shales in connection with his appointment as our Chief Operating Officer (effective as of March 29, 2006) and Secretary. Pursuant to the terms of the agreement, as compensation for his service, Mr. Shales will be paid $205,000 per year, will receive a car allowance of $8,400 per year and will be eligible to participate in an executive incentive plan, pursuant to which Mr. Shales may become eligible to receive a target bonus of up to forty percent of his base salary. The employment agreement also provides for the grant to Mr. Shales of an option to acquire up to 250,000 shares of our common stock. The employment agreement provides that in the event that Mr. Shales is terminated for any reason other than for cause, the foregoing option, as well as all other options held by him as of the date of the employment agreement, shall automatically vest in full as of the date of such termination. The employment agreement may be terminated at any time, with or without cause, by either party, provided that in the event that Mr. Shales is terminated for any reason other than for cause, he will be entitled to receive a severance payment equal to up to six months of his then-base salary, provided he executes a general release and severance agreement. Mr. Shales’ employment agreement does not provide for benefits in the event of our change of control.
Alan T. Roberts
On March 2, 2006, we entered into an employment agreement with Alan Roberts in connection with his appointment as our Chief Scientific Officer. Pursuant to the terms of the agreement, as compensation for his service, Mr. Roberts will be paid an annual salary of $205,000, will be eligible for a monthly car allowance and will be eligible to participate in an executive incentive plan, pursuant to which Mr. Roberts may become eligible to receive a target bonus of up to forty percent of his base salary. The employment agreement also provides for the grant to Mr. Roberts of an option to acquire up to 275,000 shares of our common stock. The employment agreement provides that in the event that Mr. Roberts is terminated for any reason other than for cause, the foregoing option, as well as all other options held by him as of the date of the employment agreement, shall automatically vest in full as of the date of such termination. The employment agreement may be terminated at any time, with or without cause, by either party, provided that in the event that Mr. Roberts is terminated for any reason other than for cause, he will be entitled to receive a severance payment equal to up to six months of his then-base salary, provided he executes a general release and severance agreement. Mr. Roberts’ employment agreement does not provide for benefits in the event of our change of control.
Repricing of Options Held by Named Executive Officers
On October 31, 2006, the Board approved the repricing of options to purchase an aggregate of 2,625,000 shares of common stock previously granted to key employees, including an option to purchase 300,000 shares granted to Mr. Andrew Shales, our Chief Operating Officer, and an option to purchase 25,000 shares granted to Mr. Alan Roberts, our Chief Scientific Officer. The repricing resulted in a decrease of the exercise price for options held by Messrs. Shales and Roberts from $2.55 to $1.38 per share, which is equal to the last sale price per share of our common stock as reported on the OTC Bulletin Board on October 31, 2006. None of the other terms of the options were changed.
The primary purpose of the option repricing was to restore the incentive afforded by options to purchase shares of our common stock and to retain and motivate employees and consultants whose contributions are important to our future success.

Indemnification
Our Certificate of Incorporation provides that no officer or director shall be personally liable to us or our stockholders for monetary damages except as provided pursuant to Delaware law. Our Amended Bylaws and Certificate of Incorporation also provides that we shall indemnify and hold harmless each person who serves at any time as a director, officer, employee or agent of us from and against any and all claims, judgments and liabilities to which such person shall become subject by reason of the fact that he is or was a director, officer, employee or agent of us, and shall reimburse such person for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. We also have the power to defend such person from all suits or claims in accordance with Delaware law. The rights accruing to any person under our Amended Bylaws and Certificate of Incorporation do not exclude any other right to which any such person may lawfully be entitled, and we may indemnify or reimburse such person in any proper case, even though not specifically provided for by our Amended Bylaws or Certificate of Incorporation.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”) may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Outstanding Equity Awards At Fiscal Year End
The following table generally sets forth the number of outstanding equity awards that have not been earned or vested or that have not been exercised for each named executive officer as of December 31, 2006:

	Option Awards					Stock Awards
			Equity Incentive
			Plan Awards:
	Number of	Number of	Number of				Market
	Securities	Securities	Securities			Number	Value of
	Underlying	Underlying	Underlying			of Shares	Shares of
	Unexercised	Unexercised	Unexercised	Option		That Have	Stock That
	Options	Options	Unearned	Exercise	Option	Not	Have Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested	Vested
Name	(#)	(#)	(#)	($)	Date	(#)	($)
Philip S. Pesin	—	—	—	—	—	—	—

Charles R. Bearchell (1)	291,667	458,333	458,333	$1.26	11/6/2016	—	—

Andrew D. Shales (2)	187,586	812,873	812,873	$0.50	3/01/2016
	66,697	333,486	333,486	$0.93	3/29/2016	—	—
	37,500	262,500	262,500	$1.38	7/16/2016

Alan T. Roberts (3)	—	1,000,459	1,000,459	$0.50	3/01/2016
	—	400,183	400,183	$0.93	3/29/2016	—	—
	—	25,000	25,000	$1.38	7/16/2016

Guy M. Amato (4)	—	—	—	—	—	—	—

Glynn Wilson (5)	—	—	—	—	—	437,705	$393,935

(1)	Mr. Bearchell was granted a non-statutory stock option to purchase 750,000 shares of our common stock, which option vests as follows: 1/3rd of the shares vest immediately and 1/36th of the shares vest in equal monthly installments, commencing one month after appointment and ending on the third anniversary of his appointment as our Chief Financial Officer. The options are exercisable at $1.26 per share.

(2)	On each of March 7, 2006, March 28, 2006 and July 6, 2006, Mr. Shales was granted a non-statutory stock option to purchase 1,000,459, 400,184 and 300,000 shares of our common stock, respectively. The stock option shares granted on March 7, 2006 vest as follows: 12/48ths of the shares vest on December 19, 2006; thereafter, 1/48th of the shares vest in equal monthly installments commencing on January 19, 2007 and ending on December 19, 2009. The stock option shares granted on March 28, 2006 vest as follows: 12/48ths of the shares vest on March 29, 2007; thereafter, 1/48th of the shares vest in equal monthly installments commencing on April 29, 2007 and ending on March 29, 2010. The stock option shares granted on July 6, 2006 vest as follows: 12/48ths of the shares vest on July 6, 2007; thereafter, 1/48th of the shares vest in equal monthly installments commencing on August 6, 2007 and ending on July 6, 2010. The stock option shares are exercisable at $0.50, $0.925 and $1.38 per share, respectively.

(3)	On each of March 1, 2006, March 29, 2006 and July 6, 2006, Mr. Roberts was granted a non-statutory stock option to purchase 1,000,459, 400,183 and 25,000 shares of our common stock, respectively. The stock option shares granted on March 1, 2006 vest as follows: 12/48ths of the shares vest on February 27, 2007; thereafter, 1/48th of the shares vest in equal monthly installments commencing on March 27, 2007 and ending on February 27, 2010. The stock option shares granted on March 29, 2006 vest as follows: 12/48ths of the shares vest on March 29, 2007; thereafter, 1/48th of the shares vest in equal monthly installments commencing on April 29, 2007 and ending on March 29, 2010. The stock option shares granted on July 6, 2006 vest as follows: 12/48ths of the shares vest on July 6, 2007; thereafter, 1/48th of the shares vest in equal monthly installments commencing on August 6, 2007 and ending on July 6, 2010. The stock option shares are exercisable at $0.50, $0.925 and $1.38 per share, respectively.

(4)	Mr. Amato resigned from his position as our Chief Executive Officer on March 28, 2006. (For more information regarding Mr. Amato, please refer to the section entitled “Proposal I — Election of Directors; Former Executive Officers.”)

(5)	Mr. Wilson purchased 1,200,564 shares (on a post-split, adjusted basis) of our common stock on June 1, 2005 in connection with his initial employment with us. Of the 1,200,564 shares of our common stock purchased by Mr. Wilson, 762,859 shares have vested as of April 15, 2007. Mr. Wilson was terminated from his position as our Chief Scientific Officer on August 25, 2006. (For more information regarding Mr. Wilson, please refer to the section entitled “Proposal I — Election of Directors; Former Executive Officers.”)
Securities Authorized for Issuance Under Equity Compensation Plans
The table below contains certain information relating to our equity compensation plans as of our fiscal year ended December 31, 2006:

Number of Securities
Remaining Available for
	Number of Securities		Future Issuance Under
	to be Issued Upon	Weighted-Average	Equity Compensation
	Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected
	Warrants and Rights	Warrants and Rights	in Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)(2):	20,711,550	$1.12	3,225,533
Equity compensation plans not approved by security holders (2):	—	—	—

Total	20,711,550	$1.12	3,225,533

(1)	Consists of common stock warrants and non-qualified options to purchase shares of our common stock that have been granted pursuant to our 2005 Stock Option Plan, 2006 Stock Option Plan and 2006 Equity Incentive Plan. On August 25, 2006, we filed with the SEC a Registration Statement on Form S-8 to register 5,427,489, 7,000,000 and 1,500,000 shares of our common stock issuable under each of the 2005 Stock Option Plan, 2006 Stock Option Plan and 2006 Equity Incentive Plan, respectively.

(2)	Each option provides for a term of ten years and reflects an exercise price equal to the fair market value of our common stock as of the date of grant thereof. This proxy statement contains a proposal requesting our stockholders to approve our 2007 Stock Option Plan.

Summary of Equity Compensation Plans
Auriga Laboratories, Inc. 2005 Stock Option Plan
Pursuant to the terms of the merger agreement between Old Auriga and Multi-Link, we assumed each outstanding option under the Auriga Laboratories, Inc. 2005 Stock Option Plan to purchase shares of pre-merger common stock. The purpose of the 2005 Stock Option Plan is to enable us to attract and retain key personnel and directors. Awards may consist of stock options (incentive and non-statutory), stock appreciation rights, stock awards, performance share awards or other awards determined by the Compensation Committee. Vesting, exercisability, payment and other restrictions pertaining to any awards made pursuant to the 2005 Stock Option Plan are determined by the Compensation Committee. During the fiscal year ended December 31, 2006, stock options granted under the 2005 Stock Option Plan to purchase 410,188 shares of our common stock were issued to participants. These options are exercisable any time at prices ranging from $0.50 to $0.93 per share. The shares issuable upon exercise of the options are subject to our right of repurchase in the event the grantee fails to meet certain vesting requirements. The options vest 12/48ths after one year of continuous service and 1/48th for each month thereafter until fully vested.
Auriga Laboratories, Inc. 2006 Stock Option Plan
In July 2006, our stockholders approved the Auriga Laboratories, Inc. 2006 Stock Option Plan, pursuant to which 7,000,000 shares of our common stock were made available to be granted thereunder. Options granted under the 2006 Stock Option Plan may be incentive stock options or nonstatutory stock options, as determined by the Compensation Committee at the time of grant and subject to the applicable provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), as well as the regulations and interpretations promulgated under the 2006 Stock Option Plan. Nonstatutory stock options may be granted to employees and consultants. Incentive stock options may be granted only to employees. The value of each award is based upon the current fair market value of our common stock at the time of grant. The Compensation Committee may at any time offer to repurchase for a payment in cash or shares of our common stock an option previously granted under the 2006 Stock Option Plan based on such terms and conditions as the Compensation Committee shall establish and communicate to the optionee at the time that such offer is made. The 2006 Stock Option Plan shall continue in effect for a term of 10 years following its adoption by the Board, which was August 29, 2006. The 2006 Stock Option Plan provided that the term of each option granted thereunder shall be no more than 10 years from the date of grant or such shorter term as may be provided in the option agreement, except that, in the case of an incentive stock option granted to a person who at the time of such grant is a 10% holder of the common stock, the term of the option shall be five years from the date of grant or such shorter term as may be provided in the option agreement.
During the fiscal year ended December 31, 2006, stock options granted under the 2006 Stock Option Plan to purchase 4,186,230 shares of common stock were issued to participants. The options are exercisable any time at prices ranging from $0.70 to $2.55 per share. The shares issuable upon exercise of the options are subject to our right of repurchase in the event the grantee fails to meet certain vesting requirements.

Auriga Laboratories, Inc. 2006 Equity Incentive Plan
In August 2006, our Board approved the Auriga Laboratories, Inc. 2006 Equity Incentive Plan, pursuant to which 1,500,000 shares of our common stock were made available to be granted thereunder. Awards issued under this plan may be issued to employees, non-employee directors or consultants and advisors. Awards may be issued or granted in the form of stock options, stock appreciation rights, restricted shares, restricted stock units and performance-based awards. The value of each award is based upon the current fair market value of our common stock at the time of grant. The 2006 Equity Incentive Plan expires in August 2016. For the fiscal year ended December 31, 2006, we issued 1,620,738 shares of our common stock under the 2006 Equity Incentive Plan.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms received by us, we believe that all reporting requirements under Section 16(a) of the Exchange Act for the fiscal year ended December 31, 2006 were met in a timely manner by our directors, executive officers and greater than 10% stockholders.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.
If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the Nominating and Corporate Governance Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction.
A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Nominating and Corporate Governance Committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:
•	the related person’s interest in the related person transaction;

•	whether the terms of the related person transaction are fair to us and at least as favorable as those terms that would apply if the other party was not a related person;

•	whether there are demonstrable business reasons for us to enter into the related person transaction and whether the transaction was undertaken in the ordinary course of our business;

•	the approximate dollar value of the amount involved in the related person transaction and the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	the purpose of, and the potential benefits to us of, the transaction; and

•	whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the direct or indirect nature of the interest of the director or executive officer in the transaction, the ongoing nature of any proposed relationship, and any other factors the Nominating and Corporate Governance Committee deems relevant or that would be material to investors in light of the circumstances of the transaction.
The Nominating and Corporate Governance Committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is not inconsistent with our best interests. The Nominating and Corporate Governance Committee may impose any conditions on the related person transaction that it deems appropriate. Interested persons can obtain a copy of our Related Person Transaction Approval Policy by writing to: Corporate Secretary, Auriga Laboratories, Inc., 2029 Century Park East, Suite 1130, Los Angeles, California 90067.

Related Person Transactions
We engaged in the following transactions with related persons since the beginning of the most recently completed calendar year:
AFC Note
On September 28, 2006, we issued to Aquoral Finance Corp. LLC (“AFC”) a promissory note (the “AFC Note”). The AFC Note provides for up to $1.5 million of advances to be made by AFC to us from time to time. All amounts advanced under the AFC Note are due and payable in full on the earlier to occur of: (i) the closing by us of an equity or debt financing, the gross proceeds of which equal or exceed $1.5 million (exclusive of advances made under the AFC Note); or (ii) March 31, 2007. The AFC Note requires us to make quarterly payments to AFC, commencing with the quarter ending March 31, 2007, equal to 0.5% of the gross sales by us (less customary deductions) of our Aquoral™ product during the preceding quarter for every $125,000 of outstanding funds advanced under the AFC Note. This payment obligation continues in perpetuity. The AFC Note is secured by a first-priority security interest in all of our assets, and is senior in right of payment to any and all of our other indebtedness, except that the AFC Note contains rights and obligations that are pro rata to the promissory note issued to Levall Finance Corp. LLC. As additional consideration, we agreed that, concurrent with each advance made by AFC under the AFC Note, we will issue to AFC a five-year warrant to acquire one share of our common stock, at an exercise price of $1.50 per share, for each one dollar so advanced. Each warrant includes “piggyback” registration rights with respect to shares of common stock acquired upon exercise of such warrant. As of December 31, 2006, we have issued warrants to AFC to acquire up to 968,750 shares of our common stock. Sorrento Financial Partners, LLC (“SFP”) is the managing member of AFC. Mr. Pesin contributed $125,000 to AFC in exchange for his ownership interest in AFC. The remaining contributions to AFC were made by individuals who are not our affiliates. On April 2, 2007, we paid to AFC $968,750 as payment in full of the AFC Note.
LFC Note
On August 29, 2006, we issued to Levall Finance Corp. LLC (“LFC”) a promissory note (the “LFC Note”) in the principal amount of $1.5 million. The LFC Note was amended on September 28, 2006 and again on December 8, 2006. As amended, the LFC Note is due and payable in full on the earlier to occur of: (i) the closing by us of an equity or debt financing, the net proceeds of which equal or exceed $1.5 million; or (ii) May 15, 2007. In lieu of interest payments, we issued a warrant exercisable for 1,500,000 fully paid and non-assessable shares of our common stock at an exercise price of $1.92. The LFC Note requires us to make quarterly payments to LFC, commencing with the quarter ending December 31, 2006, equal to 6.0% of the gross sales by us (less customary deductions) of our Levall® product line during the preceding quarter. This payment obligation continues in perpetuity. The LFC Note is secured by a first-priority perfected security interest in all of our assets. The first priority security interest provided by us contains terms that are pro-rata to the AFC Note and is senior in right of payment to any and all of our other indebtedness. We can prepay all or any portion of the LFC Note at any time without premium or penalty. As a condition to the foregoing transaction, we and SFP were required to enter into a subordination agreement with LFC pursuant to which SFP agreed that all amounts owed to it by us would be subordinated to amounts owed to LFC. SFP is the managing member of LFC. Mr. Pesin contributed $125,000 to LFC in exchange for his ownership interest in LFC. The remaining contributions to LFC were made by individuals who are not our affiliates. On April 3, 2007, we paid to LFC $750,000 towards the outstanding balance of the LFC Note, which left a balance under the LFC Note of $750,000.
SFP Note
On August 4, 2006, we issued to SFP a senior secured convertible note in the principal amount of $632,000 (the “SFP Note”). The SFP Note bears interest at the rate of 8% per annum and is due and payable in full on May 15, 2007. Accrued interest on the SFP Note is payable monthly in arrears. Mr. Pesin is the beneficial owner of SFP. Of the SFP Note’s principal amount of $632,000: (i) $400,000 represents funds advanced by SFP to us; and (ii) $232,000 represents an accrued bonus that was owed by us to Mr. Pesin. At SFP’s option, the SFP Note is convertible, in whole or in part and at any time, into shares of our common stock. The number of shares that are issuable upon a conversion of the SFP Note is equal to the amount determined by dividing: (i) the outstanding principal amount of the SFP Note to be converted; by (ii) the conversion price of $1.388.
On January 25, 2007, we executed a letter agreement with SFP amending the SFP Note. The letter agreement served to adjust the interest rate payable on the SFP Note, establish a repayment schedule and extend the maturity date to October 15, 2007. The letter agreement also amended the seniority of the SFP Note such that it is now subordinate in right of payment to any and all other indebtedness senior in time to the issuance of the SFP Note. On February 15, 2007, we paid $132,000 of principal to SFP. On April 12, 2007, SFP elected to convert the outstanding principal under the SFP Note into shares of our common stock. The outstanding balance of $500,000 was converted at the stated conversion price of $1.388 per share. As a result, SFP was issued 360,230 share of our common stock.
SFG Services Agreement
In July 2005, we entered into an agreement for advisory services with Sorrento Financial Group, LLC (“SFG”), an entity owned by Mr. Pesin. During the period ended March 31, 2006, we paid $90,000 to SFG for advisory services. On April 28, 2006, under an amended and restated agreement, we paid $250,000 to SFG for its financial advice and structuring of a successful private placement funding. The amended and restated agreement with SFG expired in accordance with its terms on April 30, 2006.

Cornerstone License Agreement
We obtained our rights to the Extendryl® product line through an exclusive license with Cornerstone Biopharma Ltd. (“Cornerstone”) on May 24, 2005, which license was amended on September 6, 2006. This license gives us the exclusive worldwide right to market and sell the Extendryl® product line in consideration of a running royalty obligation based on net sales of the product line. At the time of the execution of the license agreement, Mr. Craig Collard and Mr. Pesin sat on the board of directors of both Cornerstone and Old Auriga. Although Mr. Pesin resigned from Cornerstone’s board of directors in January 2006, he remains a significant stockholder of Cornerstone. Mr. Collard is one of our significant stockholders. For the fiscal year ended December 31, 2006, we paid to Cornerstone a royalty of $300,768 based upon our net sales of the Extendryl® product line.
Keating Services Agreement
On May 17, 2006, Multi-Link entered into a financial advisory services agreement with Keating Securities, LLC (“Keating Securities”), a registered broker-dealer, under which Keating Securities was paid $340,000 by Multi-Link for its advisory services rendered to Multi-Link in connection with its merger with Old Auriga. The principal of Keating Securities is Kevin Keating, the former President of Multi-Link.
Director Repurchase
On December 15, 2005, we repurchased 1,500,000 shares of our common stock held by Craig Collard and his affiliates. The purchase price was paid in the form of a $2,225,000 unsecured subordinated promissory note (the “Collard Note”). On November 14, 2006, we entered into that certain royalty agreement with Mr. Collard and his affiliates (the “Royalty Agreement”) in which Mr. Collard agreed to cancel the Collard Note in exchange for the payment of royalties to Mr. Collard at the rate of four percent of net sales of our Extendryl® product line. The Royalty Agreement also provides: (i) for minimum quarterly payments to Mr. Collard of $25,000 and a maximum annual payment to Mr. Collard of $500,000; and (ii) that if the FDA takes any action to prohibit or restrict the sale of the Extendryl® product line, and if such action results in net sales of the Extendryl® product line falling below the amount required to meet the minimum quarterly payment to Mr. Collard, then, during such time as the above conditions are in effect, we shall be obligated to continue to make the minimum quarterly payment to Mr. Collard and shall be required to annually issue to Mr. Collard that number of restricted shares of our common stock equal to $100,000. The term of the Royalty Agreement expires upon aggregate payments to Mr. Collard of $4,000,000; although either party may terminate the Royalty Agreement for cause.
Exclusive of the Royalty Agreement, Mr. Collard is one of our significant stockholders. (For more information on Mr. Collard’s stockholdings, please refer to the section entitled “Security Ownership of Certain Beneficial Owners and Management.”)
We believe that all of the transactions set forth above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. We intend that all future transactions with affiliated persons be approved by the Nominating and Corporate Governance Committee, and be on terms no less favorable to us than could be obtained from unaffiliated third parties.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth information regarding the ownership of our common stock as of May 8, 2007 by (i) each person known to us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (ii) each of our directors and nominees for director, (iii) each named executive officer, and (iv) all of our directors and named executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.
The number of shares and the percentage of shares beneficially owned by each such person, as set forth below, includes shares of common stock that such person has the right to acquire on or within sixty days after May 8, 2007 pursuant to the exercise of warrants or the conversion of stock options.

	Shares Beneficially Owned (1)
	Common Stock	Percentage
Philip S. Pesin (2)	14,697,928	29.91%
Craig A. Collard (3)	3,814,732	9.07%
Timothy F. Curran (4)	3,201,468	7.61%
Dayne Wagoner (5)	3,026,091	6.84%
Andrew D. Shales (6)	628,554	1.41%
Alan T. Roberts (7)	536,024	1.20%
Charles R. Bearchell (8)	395,833	*
Elliot M. Maza (9)	50,000	*
Steve C. Glover (10)	177,499	*
Trevor K. Pokorney (11)	125,000	*

All Executive Officers and Directors as a Group (8 persons)	19,636,929	37.94%

*	Less than 1%

(1)	Applicable percentage of ownership is based upon 44,087,322 shares of our common stock outstanding as of May 8, 2007. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares shown as beneficially owned. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of May 8, 2007 are deemed outstanding for computing the shares and percentage ownership of the person or entity holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person or entity.

(2)	Consists of: (i) 3,804,670 shares held of record by Mr. Pesin; (ii) 500,237 shares held of record by Mr. Pesin’s spouse; (iii) 1,618,883 shares held of record by SFP, of which Mr. Pesin is the sole owner; (iv) 125,000 shares that SFP currently has the right to acquire pursuant to a warrant; (v) 3,721,844 shares that are held of record by TSFG II, LP, of which Mr. Pesin is the general partner; (vi) 4,802,294 shares that Mr. Pesin currently has the right to acquire pursuant to a warrant; and (vii) 125,000 shares that Mr. Pesin currently has the right to acquire pursuant to a warrant. Mr. Pesin has sole voting and dispositive power over the shares that he holds of record, and Mr. Pesin shares voting and dispositive power over the shares that are held by Mrs. Pesin, SFP and TSFG II, LP. The address for this stockholder is c/o Singer Lewak Greenbaum & Goldstein LLP, 10960 Wilshire Boulevard, Suite 1100, Los Angeles, California 90024.

(3)	Includes 3,612,062 shares held by record by the Collard Family Trust of which Mr. Collard is the trustee and 168,880 shares held of record by the Craig Collard Irrevocable Trust. The address for this stockholder is 107 Trellingwood Drive, Morrisville, North Carolina 27560.

(4)	The address for this stockholder is c/o Auriga Laboratories, Inc., 2029 Century Park East, Suite 1130, Los Angeles, California 90067.

(5)	Consists of: (i) 90,100 shares held of record by Mr. Wagoner; (ii) 150,000 shares that The Wagoner Family Trust (the “Trust”) currently has the right to acquire pursuant to a warrant; and (iii) 2,785,991 shares that are held of record by the Trust. Mr. Wagoner is the trustee of the Trust. The address for this stockholder is c/o Auriga Laboratories, Inc., 2029 Century Park East, Suite 1130, Los Angeles, California 90067.

(6)	Includes options to purchase 1,700,643 shares at prices between $0.50 and $1.38 per share, of which 483,554 have vested or will vest within 60 days of May 8, 2007. The options expire between March 7, 2016 and July 6, 2016. The address for this stockholder is c/o Auriga Laboratories, Inc., 2029 Century Park East, Suite 1130, Los Angeles, California 90067.

(7)	Includes options to purchase 1,700,642 shares at prices between $0.50 and $1.38 per share, of which 421,024 have vested or will vest within 60 days of May 8, 2007. The options expire between March 1, 2016 and March 1, 2017. The address for this stockholder is c/o Auriga Laboratories, Inc., 2029 Century Park East, Suite 1130, Los Angeles, California 90067.

(8)	Includes options to purchase 750,000 shares at $1.26 per share, of which 395,833 have vested or will vest within 60 days of May 8, 2007. The options expire on November 20, 2016. The address for this stockholder is c/o Auriga Laboratories, Inc., 2029 Century Park East, Suite 1130, Los Angeles, California 90067.

(9)	Includes an option to purchase 150,000 shares at $1.37 per share, of which 50,000 have vested or will vest within 60 days of May 8, 2007. The option expires on May 4, 2017. The address for this stockholder is c/o Auriga Laboratories, Inc., 2029 Century Park East, Suite 1130, Los Angeles, California 90067

(10)	Includes a warrant to purchase 200,000 shares at $1.50 per share, of which 162,499 have vested or will vest within 60 days of May 8, 2007. The warrant expires on September 21, 2016. The address for this stockholder is 108 Dockside Circle, Weston, Florida 35327.

(11)	Includes an option to purchase 200,000 shares at $0.72 per share, of which 125,000 have vested or will vest within 60 days of May 8, 2007. The options expire on February 1, 2017. The address for this stockholder is c/o Auriga Laboratories, Inc., 2029 Century Park East, Suite 1130, Los Angeles, California 90067.

PROPOSAL II — APPROVAL OF THE 2007 STOCK OPTION PLAN
On January 2, 2007, our Board adopted the Auriga Laboratories, Inc. 2007 Stock Option Plan (the “2007 Plan”) and reserved 7,000,000 shares of our common stock for issuance thereunder, subject to approval by our stockholders at the Annual Meeting. At this Annual Meeting, the stockholders are being asked to approve the 2007 Plan and the reservation of shares of our common stock for issuance thereunder.
Summary of the 2007 Plan
A summary of the 2007 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2007 Plan, which is attached to this proxy statement as Appendix B.
Purpose
The purpose of the 2007 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to eligible participants (“Participants”) and to promote the success of our business.
Types of Awards
Under the 2007 Plan, eligible participants may be awarded options to purchase shares of our common stock, which may be either incentive or non-qualified options (collectively known as “Awards”).
Administration
The 2007 Plan is administered by the Compensation Committee, which is comprised solely of independent directors of the Board. Members of the Compensation Committee must meet certain requirements, as more fully set forth in the 2007 Plan. The Compensation Committee has full authority to select the recipients of Awards, to decide when Awards are to be made, to determine the number of common shares included in each Award and to establish the vesting requirements and other features and conditions of the Awards. The Compensation Committee also interprets the 2007 Plan and makes all other decisions relating to the operation of the 2007 Plan. Decisions of the Compensation Committee are final and binding. When making grants of Awards to members of the Compensation Committee, such grants are subject to ratification by the entire Board.
Eligibility
Employees and consultants or advisers who provide services to us, or any of our subsidiaries or affiliates, and non-employee directors are eligible to participate in the 2007 Plan. The actual recipients of Awards are selected by the Compensation Committee in its sole discretion.

Shares Subject to the 2007 Plan
The maximum number of common shares issuable over the term of the 2007 Plan is 7,000,000 shares. This share limit is subject to adjustment for certain changes in our capital structure. If options are forfeited, then such common shares will again become available for new Awards. If options expire or are forfeited or terminate for any other reason before being exercised, then the corresponding common shares will again become available for new Awards under the 2007 Plan. Only the number of common shares (if any) actually issued under an Award will reduce the number available for Awards under the 2007 Plan. In addition, if we reacquire common shares issued under an Award pursuant to rights retained by us in such Award, or if a Participant delivers common shares he or she previously owned to pay the exercise price of an option or to pay the withholding taxes due under any Award, those common shares will again become available for new Awards, other than incentive stock options. In no event, however, will more than 7,000,000 common shares be issued under incentive stock options.
Adjustments Upon Certain Events
In the event of a subdivision of the outstanding shares of our common stock, a declaration of a dividend payable in shares of our common stock, a declaration of a dividend payable in a form other than shares of our common stock in an amount that has a material effect on the price of a share of our common stock, a combination or consolidation of the outstanding shares of our common stock (by reclassification or otherwise) into a lesser number of shares of our common stock, a recapitalization, a spinoff or a similar occurrence, the Compensation Committee will make such adjustments as it, in its sole discretion, deems appropriate in one or more of: (i) the number of common shares available for future Awards; (ii) the maximum number of Awards that may be granted to a 2007 Plan participant in any calendar year; (iii) the number of options to be granted to non-employee directors; (iv) the number of common shares covered by each outstanding Award; and (v) the grant or exercise price under each outstanding option. Instead of such adjustments, the Compensation Committee may determine to pay cash to a Participant in such amount as the Compensation Committee determines.
Amendment and Termination
The Board has the authority to amend or terminate the 2007 Plan at any time and for any reason. However, the termination of the 2007 Plan, or any amendment thereof, shall not affect any Award previously granted under the 2007 Plan.
Stock Options
Two types of stock options may be granted under the 2007 Plan: (i) incentive stock options (“ISOs”) and (ii) non-qualified stock options (“NSOs”). ISOs must meet the requirements of Section 422 of the Code. ISOs may only be granted to individuals who are our employees or employees of our subsidiaries. The exercise price per share of each ISO cannot be less than 100% of the fair market value of a share of our common stock on the option grant date, and the exercise price per share of each NSO cannot be less than 85% of the fair market value on the option grant date. Fair market value is determined by the Compensation Committee on the basis deemed appropriate; whenever possible, the determination of fair market value is based upon the prices reported in the Wall Street Journal on the date in question. No ISO granted under the 2007 Plan may have a term longer than ten years from the grant date.

Transferability
Awards under the 2007 Plan are not assignable or transferable by Participants other than by will or the laws of inheritance.
Federal Income Tax Consequences
The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the 2007 Plan. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 2007 Plan, nor does it cover state, local or non-U.S. tax laws.
Incentive Stock Options. In general, a Participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the Participant. With certain exceptions, a disposition of common shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the Participant (and a deduction to us) equal to the value of the common shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the Participant does not dispose of the common shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which we are not entitled to a deduction.
Non-qualified Stock Options. In general, in the case of an NSO, a Participant has no taxable income at the time of grant but realizes income in connection with the exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the common shares acquired upon exercise over the exercise price. A corresponding deduction is available to us. Upon a subsequent sale or exchange of the common shares, appreciation or depreciation after the date of exercise is treated as capital gain or loss for which we are not entitled to a deduction. In general, an ISO that is exercised more than three months after termination of employment (other than termination by reason of death or permanent disability) is treated as an NSO.
New Plan Benefits
Because awards under the 2007 Plan are discretionary, it is not possible to determine the benefits or amounts that will be received in the future by employees, non-employee directors or consultants under the 2007 Plan. For more information on awards issued to employees, non-employee directors and consultants during the fiscal year ended December 31, 2006, please refer to the notes to our consolidated financial statements included in our Annual Report on Form 10-KSB filed with the SEC on March 30, 2007.

Vote Required and Board Recommendation
Approval of the Auriga Laboratories, Inc. 2007 Stock Option Plan requires the affirmative vote of a majority of the total number of shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote. Abstentions and broker non-votes will not be considered to be either affirmative or negative votes.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AURIGA LABORATORIES, INC. 2007 STOCK OPTION PLAN AND THE RESERVATION OF 7,000,000 SHARES OF OUR COMMON STOCK FOR ISSUANCE THEREUNDER.

PROPOSAL III — APPOINTMENT OF OUR INDEPENDENT AUDITORS
On May 17, 2006, our Board selected Williams & Webster, an independent registered public accounting firm, as our independent auditors for the fiscal year ended December 31, 2006. On April 25, 2007, our Board (including each of the members of the Audit Committee) unanimously voted to retain Williams & Webster as our independent auditors for the fiscal year ending December 31, 2007.
Although our Amended Bylaws do not require stockholders to approve our independent auditors, the Audit Committee would like our stockholders’ opinion as a matter of good corporate practice. If the stockholders vote against Williams & Webster, the Audit Committee will reconsider whether to keep the firm. However, even if the stockholders ratify the selection, the Audit Committee may choose to appoint a different independent accounting firm at any time during the year if it believes that a change would be in our best interests and the best interests of our stockholders.
The following table sets forth fees for professional services rendered by our independent registered public accounting firms for the audit of our consolidated financial statements as of and for the fiscal year ended December 31, 2006 and the period from the inception of Old Auriga (April 12, 2005) through March 31, 2006:

	Fiscal Year Ended	April 12, 2005
	December 31, 2006	To March 31, 2006
Audit Fees (1)	$69,000	$12,000
Audit-Related Fees (2)	—	—
Tax Fees (3)	8,000	—
All Other Fees (4)	—	—

Total	$77,000	$12,000

(1)	Represents fees for professional services provided in connection with the audit of our financial statements for the fiscal periods presented and the review of our quarterly financial statements during those periods.

(2)	Represents fees for professional services provided in connection with the audit of our 401(k) Plan.

(3)	Represents fees for professional services and advice provided in connection with our federal and state tax returns.

(4)	Represents fees for all other professional services.

Audit Committee Pre-Approval Policies
Rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002, as amended, require public company audit committees to pre-approve audit and non-audit services. Effective as of March 1, 2007, our Audit Committee has adopted a written policy for the pre-approval of all audit, audit-related and tax services, and permissible non-audit services provided by our independent auditors. The policy provides for an annual review of an audit plan and budget for the upcoming annual financial statement audit, and entering into an engagement letter with the independent auditors covering the scope of the audit and the fees to be paid. Our Audit Committee may also from time to time review and approve in advance other specific audit, audit-related, tax or permissible non-audit services. In addition, our Audit Committee may from time to time give pre-approval for audit services, audit-related services, tax services or other non-audit services by setting forth such pre-approved services on a schedule containing a description of, budget for and time period for such pre-approved services. The policies require our Audit Committee to be informed of each service and the policies do not include any delegation of our Audit Committee’s responsibilities to management. Our Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated will report any pre-approval decisions to our Audit Committee at its next scheduled meeting.
During the fiscal year ended December 31, 2006, our Audit Committee approved all of the fees that were paid to Williams & Webster. Our Audit Committee has determined that the rendering of all other non-audit services by Williams & Webster is compatible with maintaining Williams & Webster’s independence. During the fiscal year ended December 31, 2006, none of the total hours expended on our financial audit by Williams & Webster were provided by persons other than Williams & Webster’s full-time permanent employees.
We expect a representative of Williams & Webster to appear at the Annual Meeting and be available to respond to appropriate questions from our stockholders. The representative of Williams & Webster will be permitted to make a statement at the Annual Meeting if he or she desires.
Dismissal of Accountants
Dismissal of Jaspers & Hall, P.C.
Effective as of May 16, 2006, our Board approved the dismissal of Jaspers & Hall, P.C. (“J&H”) as our independent registered public accounting firm, and, effective as of May 17, 2006, our Board approved the appointment of Williams & Webster as our independent registered public accounting firm.
The report of J&H on the financial statements of Multi-Link as of and for the fiscal year ended September 30, 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except such report did contain an explanatory paragraph related to Multi-Link’s ability to continue as a going concern.
During the fiscal year ended September 30, 2005 and through the interim periods subsequent thereto, there were no disagreements with J&H on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of J&H would have caused J&H to make reference to such disagreement in its report on the financial statements for such year and periods. In addition, there were no “reportable events” as set forth in Item 304(a)(1)(iv) of Regulation S-B.

During the fiscal year ended September 30, 2005 and through the interim periods subsequent thereto to the date of appointment of Williams & Webster, neither we nor anyone acting on our behalf consulted with Williams & Webster with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.
Dismissal of Michael Johnson & Co., LLC
Effective as of July 20, 2005, the Board of Multi-Link approved the dismissal of Michael Johnson & Co., LLC (“MJC”) as its independent registered public accounting firm, and, effective as of July 20, 2005, the Board of Multi-Link approved the appointment of J&H as Multi-Link’s independent registered public accounting firm.
The report of MJC on the financial statements of Multi-Link as of and for the fiscal year ended September 30, 2004 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except such report did contain an explanatory paragraph related to Multi-Link’s ability to continue as a going concern.
During the fiscal year ended September 30, 2004 and through the interim periods subsequent thereto, there were no disagreements with MJC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MJC would have caused MJC to make reference to such disagreement in its report on the financial statements for such year and periods. In addition, there were no “reportable events” as set forth in Item 304(a)(1)(iv) of Regulation S-B.
During the fiscal year ended September 30, 2004 and through the interim periods subsequent thereto to the date of appointment of J&H, neither we nor anyone acting on our behalf consulted with J&H with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.
Vote Required and Board Recommendation
Approval of the ratification of the appointment of our independent auditors requires the affirmative vote of a majority of the total number of shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WILLIAMS & WEBSTER, P.S. AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

SUBMISSION OF STOCKHOLDER PROPOSALS
Our Amended Bylaws provide that stockholders seeking to bring business before an Annual Meeting of Stockholders, or to nominate directors at an Annual or Special Meeting of Stockholders, must provide timely notice thereof in writing. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive offices. The stockholder’s notice must be delivered to, or mailed and received, not less than 90 days nor more than 120 days prior to the Annual Meeting; provided that such Annual Meeting is held within 30 days before or 60 days after the anniversary date of the immediately preceding Annual Meeting of Stockholders. If the Annual Meeting is not held within this time period (or is a Special Meeting of Stockholders), then the stockholder’s notice must be delivered, or mailed and received, not earlier than the close of business 120 days prior to such Annual Meeting of Stockholders (or, if applicable, the Special Meeting of Stockholders) and not later than the close of business on the later of 90 days prior to such Annual Meeting of Stockholders (or, if applicable, the Special Meeting of Stockholders) or 10 days following the day on which public announcement of the date of such meeting is first made by us. Our Amended Bylaws also specify certain requirements for a stockholder’s notice to be in proper written form. If we do not receive timely notice of any such proposed business, the proxy holders may not exercise discretionary authority with respect to that proposal. If we do receive timely notice of any such proposed business, the proxy holders may exercise discretionary authority with respect to that proposal, but only to the extent permitted by the regulations of the SEC.
A proposal by a stockholder intended to be included in our proxy statement and presented at the 2008 Annual Meeting of Stockholders must be received at our principal executive offices no earlier than February 22, 2008, and no later than March 24, 2008. In addition, all other conditions for such inclusion must also be satisfied.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, and direct your written request to Auriga Laboratories, Inc., 2029 Century Park East, Suite 1130, Los Angeles, California 90067, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

SOLICITATION OF PROXIES
We are providing these proxy materials in connection with the solicitation of proxies by our Board. The cost of this solicitation of proxies will be borne by us. Solicitations will be made by mail, telephone or telegram and personally by directors, officers and other employees of ours, but such persons will not receive any compensation for such services over and above their regular salaries. We may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy materials to the beneficial owners of such stock.
ANNUAL REPORT
Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 (exclusive of exhibits) is enclosed herewith. The Annual Report provides certain financial information about us and is available for public viewing on our website at http://www.aurigalabs.com under the “Investors” tab, then the “Shareholder Information” tab and then the “SEC Filings” tab. In addition, interested persons can obtain a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 (exclusive of exhibits) by writing to: Corporate Secretary, Auriga Laboratories, Inc., 2029 Century Park East, Suite 1130, Los Angeles, California 90067.
OTHER MATTERS
We know of no other matters to be brought before the Annual Meeting. However, if any other matters are properly presented for action, the persons named in the accompanying proxy intend to vote on such matters in their discretion, subject to applicable SEC regulations.
BY ORDER OF THE BOARD OF DIRECTORS
Andrew D. Shales,
Secretary
May 11, 2007

APPENDIX A

AURIGA LABORATORIES, INC.

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Reviewed & Adopted: February 23, 2007

PURPOSE

The purpose of the Audit Committee established by this Audit Committee Charter will be to oversee the corporate financial reporting and the internal and external audits of Auriga Laboratories, Inc. (the “Company”).

The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board of Directors (the “Board”) from time to time may prescribe as a standing committee of the Board. In this way, it will help the Board fulfill its oversight responsibility to the stockholders relating to the Company’s financial statements and financial reporting process.

CHARTER REVIEW

The Audit Committee will review and reassess the adequacy of this Audit Committee Charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company’s annual meeting of stockholders, but may be conducted at any time the Audit Committee desires to do so.

MEMBERSHIP

The Audit Committee must be comprised of at least three members. The members will be elected by and serve at the pleasure of the Board. The members of the Audit Committee will not be officers or employees of the Company. Each member of the Audit Committee must qualify as “independent” as that term is defined in Section 121A of the American Stock Exchange Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee.

At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional experience in accounting, or any other comparable experience or background which results in that member’s financial sophistication or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES

The responsibilities of the Audit Committee include:

1.
Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention, and oversight of the work of the independent auditors. In this regard, the Committee shall appoint and retain, compensate, evaluate, and terminate when appropriate, the independent auditors. The independent auditors will report directly to the Committee.

2.
Have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the Committee, from the Company for payment of compensation to any such advisors and to the independent auditors;

3.	Review and approve the plan for the audit at least annually, including approval of the independent auditors’ engagement letter and proposed fees;

4.	Pre-approve all non-audit services;

5.
Review audit results and annual and interim financial statements and discuss the audited financial statements with the Company’s independent auditors, the Company’s internal auditors and the Company’s management;

6.	Review any significant disputes between management and the independent auditors that arise in connection with the preparation of the audited financial statements;

7.	Review major issues regarding accounting principles and practices that could significantly impact the Company’s financial statements;

8.
Discuss with the Company’s independent auditors the quality of accounting principles applied in the Company’s financial statements and the other matters required by Statements on Auditing Standards No. 61 (including amendments or supplements), such as management judgments and accounting estimates that affect financial statements, significant new accounting policies and disagreements with management;

9.
Ensure the receipt of, and review, a written statement from the Company’s independent auditors delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1;

10.
Review and actively discuss with the Company’s independent auditors the auditors’ independence, including any disclosed relationship or service that may impact the objectivity and independence of the independent auditors;

11.	Take, or recommend that the Board take, appropriate action to oversee the independence of the independent auditors;

12.	Oversee the Company’s compliance with the Company’s code of conduct and programs to monitor such code;

13.
Oversee the adequacy of the Company’s system of internal accounting controls, including obtaining from the independent auditors management letters or summaries of such internal accounting controls; and

14.	Oversee the effectiveness of the internal audit function.

2

Finally, the Audit Committee will ensure that the independent auditors understand both (i) their ultimate accountability to the Board and to the Audit Committee, as representatives of the Company’s stockholders, and (ii) the Board’s ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent auditors (or to nominate the independent auditors to be proposed for stockholder approval in any proxy statement).

MEETINGS

The Audit Committee will meet separately with the Chief Executive Officer and the Chief Financial Officer of the Company at such times as it deems appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company upon the completion of the annual audit, and at such other times as it deems appropriate, to review the independent auditors’ examination and management report. Under no circumstances shall the Audit Committee meet less than quarterly.

COMPLAINT PROCEDURE

The Audit Committee must be notified within 14 days of the receipt of a complaint by the Company regarding the Company’s accounting, internal accounting controls, or auditing matters. The Company shall provide the Audit Committee with all relevant information regarding the nature of the complaint. As soon as is reasonably practical after receipt of the complaint by the Audit Committee, the Audit Committee shall meet to discuss and evaluate the merits of the complaint and take appropriate action, if necessary.

The Company shall provide a telephone number and email address to all employees of the Company for anonymous, confidential submission of complaints or concerns regarding questionable accounting practices. All submissions shall be delivered directly to a designated member of the Audit Committee within 14 days of receipt. The Audit Committee shall review the complaint and take any action it deems necessary, as soon as is reasonably practical.

All complaints regarding the Company’s accounting, internal controls, or auditing matters shall be kept on record for a period of three years with the Company’s Secretary.

REPORTS

The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. The Audit Committee will prepare the annual report of the Audit Committee that is required to be included in the Company’s proxy statement.

3

APPENDIX B

AURIGA LABORATORIES, INC.

2007 Stock Option Plan

* * * * *

1. Purposes of the Plan. The purposes of this 2007 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations and interpretations promulgated thereunder.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.

(b) “Affiliate” means an entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

(c) “Applicable Laws” means the legal requirements relating to the administration of stock option and restricted stock purchase plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” for termination of a Participant’s Continuous Service Status will exist if the Participant is terminated by the Company for any of the following reasons: (i) Participant’s failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 5(d) below, and the term “Company” will be interpreted to include any Subsidiary, Parent or Affiliate, as appropriate.

(f) “Change of Control” means: (i) a sale of all or substantially all of the Company’s assets; or (ii) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction; or (iii) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

(i) “Common Stock” means the Common Stock of the Company.

(j) “Company” means Auriga Laboratories, Inc., a Delaware corporation.

(k) “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services (other than capital-raising services) and is compensated for such services, and any director of the Company whether compensated for such services or not.

(l) “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

(m) “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

(n) “Director” means a member of the Board.

(o) “Employee” means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

2

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

(t) “Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(u) “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(v) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

(w) “Option” means a stock option granted pursuant to the Plan.

(x) “Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(y) “Option Exchange Program” means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

(z) “Optioned Stock” means the Common Stock subject to an Option.

(aa) “Optionee” means an Employee or Consultant who receives an Option.

(bb) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(cc) “Participant” means any holder of one or more Options, or the Shares issuable or issued upon exercise of such Options, under the Plan.

(dd) “Plan” means this 2007 Stock Option Plan.

3

(ee) “Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(ff) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(gg) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(hh) “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(ii) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(jj) “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary measured as of an Option’s date of grant.

3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 7,000,000 Shares of Common Stock of which a maximum of 7,000,000 Shares may be issued under the Plan pursuant to Incentive Stock Options. The Shares may be authorized, but unissued, or reacquired Common Stock. If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company shall be available for future grant under the Plan.

4. Administration of the Plan.

(a) General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

(b) Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions. The Committee shall in all events conform to any requirements of the Applicable Laws.

4

(c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2 of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii) to select the Employees and Consultants to whom Options may from time to time be granted;

(iii) to determine whether and to what extent Options are granted;

(iv) to determine the number of Shares of Common Stock to be covered by each award granted;

(v) to approve the form(s) of agreement(s) used under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant’s transitioning from full- to part-time service (or vice versa), and any restriction or limitation regarding any Option, Optioned Stock or restricted stock issued upon exercise of an Option, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(c) instead of Common Stock;

(viii) to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

(ix) to adjust the vesting of an Option held by an Employee or Consultant as a result of a change in the terms or conditions under which such person is providing services to the Company;

(x) to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

(xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

5

(d) Indemnification. To the maximum extent permitted by Applicable Laws, each member of the Committee (including officers of the Company, if applicable), or of the Board, as applicable, shall be indemnified and held harmless by the Company against and from: (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Option except for actions taken in bad faith or failures to act in bad faith; and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit or proceeding before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation, Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.

5. Eligibility.

(a) Recipients of Grants. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

(b) Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

(c) ISO $100,000 Limitation. Notwithstanding any designation under Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(d) No Employment Rights. The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant’s right or the Company’s right to terminate the employment or consulting relationship at any time for any reason.

6. Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

6

8. Limitation on Grants to Employees. Subject to adjustment as provided in Section 13 below, the maximum number of Shares that may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000 provided that this Section 8 shall apply only after such time, if any, as the Common Stock becomes a Listed Security.

9. Option Exercise Price and Consideration.

(a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

(B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant;

(ii) In the case of a Nonstatutory Stock Option:

(A) granted on any date on which the Common Stock is not a Listed Security to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator;

(B) granted on any date on which the Common Stock is not a Listed Security to any other eligible person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator; or

(C) granted on any date on which the Common Stock is a Listed Security to any eligible person, the per Share exercise price shall be such price as determined by the Administrator provided that if such eligible person is, at the time of the grant of such Option, , the per Share exercise price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code; and

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

7

(b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of: (i) cash; (ii) check; (iii) subject to any requirements of the Applicable Laws (including without limitation Section 153 of the Delaware General Corporation Law), delivery of Optionee’s promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate after taking into account the potential accounting consequences of permitting an Optionee to deliver a promissory note; (iv) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company’s incurring an adverse accounting charge); (v) if, as of the date of exercise of an Option the Company then is permitting employees to engage in a “same-day sale” cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the company of the amount required to pay the exercise price and any applicable withholding taxes; or (vi) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

10. Exercise of Option.

(a) General.

(i) Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided however that, if required under Applicable Laws, the Option (or Shares issued upon exercise of the Option) shall comply with the requirements of Section 260.140.41(f) and (k) of the Rules of the California Corporations Commissioner.

(ii) Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(iii) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

8

(iv) Procedures for and Results of Exercise. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised and has paid, or made arrangements to satisfy, any applicable withholding requirements.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(v) Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

(b) Termination of Employment or Consulting Relationship. Except as otherwise set forth in this Section 10(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. Unless the Administrator otherwise provides in the Option Agreement, to the extent that the Optionee is not vested in Optioned Stock at the date of termination of his or her Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7).

The following provisions: (a) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status; and (b) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:

(i) Termination other than Upon Disability or Death or for Cause. In the event of termination of Optionee’s Continuous Service Status other than under the circumstances set forth in subsections (ii) through (iv) below, such Optionee may exercise an Option for 30 days following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination. No termination shall be deemed to occur and this Section 10(b)(i) shall not apply if: (A) the Optionee is a Consultant who becomes an Employee; or (B) the Optionee is an Employee who becomes a Consultant.

(ii) Disability of Optionee. In the event of termination of an Optionee’s Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within six months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.

9

(iii) Death of Optionee. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty days following termination of Optionee’s Continuous Service Status, the Option may be exercised by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve months following the date of death, but only to the extent the Optionee was vested in the Optioned Stock as of the date of death or, if earlier, the date the Optionee’s Continuous Service Status terminated.

(iv) Termination for Cause. In the event of termination of an Optionee’s Continuous Service Status for Cause, any Option (including any exercisable portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee’s Continuous Service Status. If an Optionee’s employment or consulting relationship with the Company is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee’s rights under any Option likewise shall be suspended during the investigation period and the Optionee shall have no right to exercise any Option. This Section 10(b)(iv) shall apply with equal effect to vested Shares acquired upon exercise of an Option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security to a person other than an officer, Director or Consultant, in that the Company shall have the right to repurchase such Shares from the Participant upon the following terms: (A) the repurchase is made within 90 days of termination of the Participant’s Continuous Service Status for Cause at the Fair Market Value of the Shares as of the date of termination; (B) consideration for the repurchase consists of cash or cancellation of purchase money indebtedness; and (C) the repurchase right terminates upon the effective date of the Company’s initial public offering of its Common Stock. With respect to vested Shares issued upon exercise of an Option granted to any officer, Director or Consultant, the Company’s right to repurchase such Shares upon termination of the Participant’s Continuous Service Status for Cause shall be made at the Participant’s original cost for the Shares and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine. Nothing in this Section 10(b)(iv) shall in any way limit the Company’s right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Option Agreement.

(c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11. Taxes.

(a) As a condition of the grant, vesting or exercise of an Option granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Option or the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations under this Section 11 (whether pursuant to Section 11(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

10

(b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

(c) This Section 11(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

(d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 11(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

(e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 11(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 11(d) above must be made on or prior to the applicable Tax Date.

(f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

12. Non-Transferability of Options.

(a) General. Except as set forth in this Section 12, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of an Option, only by such holder or a transferee permitted by this Section 12.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to any “Immediate Family Member” (as defined below) of the Optionee. “Immediate Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), any person sharing the Optionee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

11

13. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a) Changes in Capitalization. Subject to any action required under Applicable Laws by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, the numbers of Shares set forth in Sections 3 and 8 above, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c) Corporate Transaction. In the event of a Corporate Transaction (including without limitation a Change of Control), each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option shall terminate upon the consummation of the transaction.

For purposes of this Section 13(c), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the award at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 13); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

12

(d) Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

14. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

15. Amendment and Termination of the Plan.

(a) Authority to Amend or Terminate. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 13 above) shall be made that would materially and adversely affect the rights of any Optionee under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. Except as to amendments which the Administrator has the authority under the Plan to make unilaterally, no amendment or termination of the Plan shall materially and adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.

16. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law. Shares issued upon exercise of Options granted prior to the date on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement.

17. Agreements. Options shall be evidenced by Option Agreements in such form(s) as the Administrator shall from time to time approve.

13

18. Shareholder Approval. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

19. Information and Documents to Optionees. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

14

000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in · Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. ? IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ? A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. Election of Directors For Withhold For Withhold For Withhold + 01 — Philip S. Pesin 02 — Dayne Wagoner 03 — Elliot M. Maza 04 — Steve C. Glover 05 — Trevor K. Pokorney * To serve on our Board of Directors until our 2008 Annual Meeting of Stockholders or until their successors have been duly elected and qualified. For Against Abstain For Against Abstain 2. To approve the Auriga Laboratories, Inc. 2007 Stock 3. To ratify and approve the appointment of Williams & Option Plan. Webster, P.S. as our independent registered public accountants for fiscal 2007. Non-Voting Items Meeting Attendance Receipt of Annual Report Mark the box to the right if you plan to attend Mark the box to the right if you wish to discontinue the Annual Meeting. receipt of the Annual Report. Change of Address — Please print new address below. Comments — Please print your comments below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND + MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UPX 0138421 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND <STOCK#> 00QGYA
.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — AURIGA LABORATORIES, INC. 2029 Century Park East, Suite 1130 Los Angeles, California 90067 NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2007 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Philip S. Pesin and Charles R. Bearchell with the power to vote, either one of them, at the Annual Meeting of Stockholders of Auriga Laboratories, Inc. to be held on Friday, June 22, 2007, at 10:00 a.m., local time, at the InterContinental Hotel, located at 2151 Avenue of the Stars, Los Angeles, California 90067, or any adjournment thereof, all shares of the common stock which the stockholder(s) possess(es) and with the same effect as if the stockholder(s) was(were) personally present, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this card. All holders of shares of our common stock, as of the close of business on April 27, 2007, are entitled to receive notice of, and to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THE PROXIES WILL VOTE “FOR” THE ELECTION OF ALL LISTED NOMINEES; “FOR” RATIFICATION AND APPROVAL OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE 2007 FISCAL YEAR; “FOR” APPROVAL OF THE AURIGA LABORATORIES, INC. 2007 STOCK OPTION PLAN AND, AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. IMPORTANT Whether or not you expect to attend our 2007 Annual Meeting of Stockholders in person, please complete, date, sign and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States, or vote via telephone or the internet as described in the proxy statement furnished herewith. Your proxy will be revocable any time prior to its exercise either in writing or by voting your shares personally at our 2007 Annual Meeting of Stockholders. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)